UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08189

J.P. Morgan Fleming Mutual Fund Group, Inc.

(Exact name of registrant as specified in charter)

277 Park Avenue

New York, NY 10172

(Address of principal executive offices) (Zip code)

Gregory S. Samuels

277 Park Avenue

New York, NY 10172

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: June 30

Date of reporting period: July 1, 2019 through June 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

J.P. Morgan Mid Cap/Multi-Cap Funds

June 30, 2020

JPMorgan Growth Advantage Fund

JPMorgan Mid Cap Equity Fund

JPMorgan Mid Cap Growth Fund

JPMorgan Mid Cap Value Fund

JPMorgan Value Advantage Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Funds, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

JULY 28, 2020 (Unaudited)

Dear Shareholders,

While every epoch holds challenges and opportunities, the current year has brought unprecedented challenges that impacted communities both globally and locally. J.P. Morgan Asset Management has directly confronted the challenges of this year, with sensitivity, urgency and a clear vision, serving our shareholders, clients and communities with unwavering commitment.

“J.P. Morgan Asset Management has directly confronted the challenges of this year, with sensitivity, urgency and a clear vision, serving our shareholders, clients and communities with unwavering commitment.”
— Andrea L. Lisher

The advent of the COVID-19 pandemic and the ensuing closure of large parts of global, national and local economies also brought severe stress to financial markets. Daily market volatility spiked and yields on U.S. Treasury bonds fell to record lows in March 2020 and by the end of the first quarter of 2020, the value of the S&P 500 Index had declined by 20%. However, the U.S. Federal Reserve, along with other leading central banks, slashed interest rates and unleashed a range of initiatives to seek to ensure liquidity and stability in financial markets. From their lows on March 23, 2020 to the end of the reporting period, the S&P 500 and the Bloomberg Barclays U.S.

Aggregate Index rebounded by 39.3% and 5.0%, respectively, amid accommodative central bank policies, government stimulus programs and global efforts to halt the spread of COVID-19.

Many have faced significant challenges throughout the past year, whether related to the COVID-19 pandemic or the recent acts of racism and discrimination around the world. JPMorgan Chase & Co. has recommitted its firm stance against any form of racism, discrimination, or social injustice. As Brian Lamb, Global Head of Diversity & Inclusion for JPMorgan Chase & Co., recently said, “We are working across the entire firm — being intentional to strengthen our inclusive environment where our employees, customers and partners feel welcomed and valued in the communities where we do business.” To learn more, please visit JPMorgan Chase & Co.’s Diversity & Inclusion web site.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your assets. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	1

J.P. Morgan Mid Cap/Multi-Cap Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited)

While U.S. equity markets generally outperformed other financial markets in the second half of 2019, global prices for a broad range of assets fell sharply in the first quarter of 2020 as large sectors of global, national and local economies shut down in response to the COVID-19 pandemic. However, equity markets rebounded somewhat in the final three months of the reporting period as stimulus programs from leading central banks and governments took hold and countries in Asia and Europe showed progress in halting the spread of virus.

In late July 2019, the U.S. Federal Reserve (the “Fed”) cut interest rates for the first time in more than a decade as U.S. economic growth showed signs of slowing, even as U.S. unemployment remained at historically low levels. The central bank followed with two more interest rate cuts in September and October 2019. In response to lower rates and improved or stable economic data, equity prices in the U.S. generally rose in the final months of 2019.

Further support for U.S. equity markets came from a “Phase One” trade agreement between the U.S. and China that reduced existing tariffs and headed off the implementation of new tariffs scheduled to take effect December 15, 2019. U.S. investor sentiment remained positive through January 2020 and weathered a brief flare up in military tension between the U.S. and Iran.

While the S&P 500 reached six new closing highs in February — the last one on February 19 — the final weeks of the month were marked by a broad sell-off of assets and a sharp rise in financial market volatility in reaction to the spread of COVID-19 and the expected economic damage to follow. In early March 2020, the World Health Organization declared COVID-19 a pandemic and as businesses, schools and other institutions across the country began to close, U.S. weekly unemployment claims reached record highs. By the end of the first quarter of 2020, the S&P 500 had declined by 20%.

A U.S. government stimulus package, valued at 10% of U.S. gross domestic product, and the Fed’s decision to slash interest rates further and restart its quantitative easing asset purchasing program — along with a range of other stimulus programs — provided support for U.S. and global equity markets in the following months. As economies in Asia and Europe, as well as parts of the U.S., began to reopen in the second quarter of 2020, global prices both for equity and fixed income assets rose. Within U.S. equity markets, large cap stocks generally outperformed mid cap and small cap stocks and growth stocks outperformed value stocks during the reporting period.

2	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

JPMorgan Growth Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	27.87%
Russell 3000 Growth Index	21.94%

Net Assets as of 6/30/2020 (In Thousands)	$10,810,205

INVESTMENT OBJECTIVE**

The JPMorgan Growth Advantage Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, outperformed the Russell 3000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2020. The Fund’s overweight position and security selection in the consumer discretionary sector and its security selection in the information technology sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection and overweight position in the energy sector and its overweight position in the financials sector were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Tesla, Inc. and Teladoc Health Inc. and its underweight position in Boeing Co. Shares of Tesla, a producer of electric vehicles and energy storage systems, rose amid a faster-than-expected schedule for production of its Model Y vehicles and efficient production output from its Shanghai factory. Shares of Teladoc Health, a provider of online health care services, rose amid investor expectations that the company would benefit from at-home quarantines in response to the COVID-19 pandemic. Shares of Boeing, an aircraft and aerospace manufacturer, fell amid investor concerns about the future of its 737 Max aircraft as well as a sharp decline in airline traffic in response to the COVID-19 pandemic.

Leading individual detractors from relative performance included the Fund’s underweight position in Apple Inc., its out-of-Benchmark position in EOG Resources Inc. and its overweight position in Charles Schwab Corp. Shares of Apple, a maker of mobile devices, computers, software and relative services, rose amid better-than-expected earnings growth and positive investor sentiment over the company’s planned launch of new products and upgrades. Shares of EOG Resources, a petroleum and natural gas producer, fell amid a sharp decline in global oil prices in the second half of the reporting period. Shares of Charles Schwab, a financial services provider, fell amid investor concerns about the impact of lower interest rates and a weakening economy on the financial sector.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies across market capitalizations in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	7.6%
2.	Amazon.com, Inc.	7.1
3.	Apple, Inc.	5.5
4.	Alphabet, Inc., Class C	3.9
5.	Tesla, Inc.	2.7
6.	UnitedHealth Group, Inc.	2.5
7.	Mastercard, Inc., Class A	2.3
8.	PayPal Holdings, Inc.	2.1
9.	Home Depot, Inc. (The)	2.0
10.	NVIDIA Corp.	2.0

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	37.4%
Consumer Discretionary	20.3
Health Care	14.7
Industrials	8.8
Communication Services	8.5
Financials	5.5
Materials	0.9
Short-Term Investments	3.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2020. The Fund’s portfolio composition is subject to change.

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	3

JPMorgan Growth Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	October 29, 1999
With Sales Charge*		21.14%	14.65%	17.60%
Without Sales Charge		27.87	15.89	18.23
CLASS C SHARES	May 1, 2006
With CDSC**		26.20	15.31	17.63
Without CDSC		27.20	15.31	17.63
CLASS I SHARES	May 1, 2006	28.15	16.16	18.48
CLASS R2 SHARES	July 31, 2017	27.48	15.59	17.93
CLASS R3 SHARES	May 31, 2017	27.80	15.89	18.23
CLASS R4 SHARES	May 31, 2017	28.15	16.18	18.52
CLASS R5 SHARES	January 8, 2009	28.32	16.33	18.69
CLASS R6 SHARES	December 23, 2013	28.49	16.47	18.77

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/10 TO 6/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R3 Shares prior to their inception dates are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. The actual returns for Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for Class R4 Shares prior to their inception dates are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been different to those shown because Class R4 Shares have different expenses to Class I Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares from January 8, 2009 to December 22, 2013 and Class I Shares prior to January 8, 2009. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth Advantage Fund and the Russell 3000 Growth

Index from June 30, 2010 to June 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 3000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 3000 Growth Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	2.48%
Russell Midcap Index	(2.24)%

Net Assets as of 6/30/2020 (In Thousands)	$1,637,182

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Equity Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell Midcap Index (the “Benchmark”) for the twelve months ended June 30, 2020. The Fund’s security selection and overweight position in the information technology sector and its security selection in the consumer discretionary sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the real estate and consumer staples sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Teladoc Health Inc. and Advanced Micro Devices Inc. and its out-of-Benchmark position in Tesla, Inc. Shares of Teladoc Health, a provider of online health care services, rose amid investor expectations that the company would benefit from at-home quarantines in response to the COVID-19 pandemic. Shares of Advanced Micro Devices, a semiconductor manufacturer, rose on growth in revenue and market share during the first half of the reporting period. Shares of Tesla, a producer of electric vehicles and energy storage systems, rose amid a faster-than-expected schedule for production of its Model Y vehicles and efficient production output from its Shanghai factory.

Leading individual detractors from relative performance included the Fund’s overweight positions in Diamondback Energy Inc. and Loews Inc. and its underweight position in Newmont Corp. Shares of Diamondback Energy, a petroleum and natural gas producer operating in U.S. shale formations, fell as global oil prices fell sharply in the second half of the reporting period. Shares of Loews, a holding company operating in the energy, insurance and hotels sectors, fell after the company reported a loss for the first quarter of 2020. Shares of Newmont, a gold mining and processing company not held in the Fund, rose due to increased investor demand for commodity gold amid financial market volatility in response to the COVID-19 pandemic.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers sought to identify dominant franchises with predictable business models they deemed capable of achieving, in their view, sustained growth, as well as undervalued companies with the potential to grow their intrinsic value per share.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Synopsys, Inc.	1.4%
2.	Ball Corp.	1.2
3.	O’Reilly Automotive, Inc.	1.2
4.	Amphenol Corp., Class A	1.1
5.	Splunk, Inc.	1.0
6.	Keysight Technologies, Inc.	1.0
7.	AMETEK, Inc.	1.0
8.	Tractor Supply Co.	1.0
9.	Spotify Technology SA	1.0
10.	Xcel Energy, Inc.	0.9

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	19.5%
Industrials	14.0
Financials	13.5
Health Care	13.5
Consumer Discretionary	13.0
Real Estate	6.4
Utilities	5.0
Communication Services	4.2
Materials	3.8
Consumer Staples	2.5
Energy	2.1
Short-Term Investments	2.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2020. The Fund’s portfolio composition is subject to change.

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	5

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 2, 2009
With Sales Charge*		(3.16)%	5.98%	12.23%
Without Sales Charge		2.20	7.13	12.83
CLASS C SHARES	November 2, 2009
With CDSC**		0.71	6.59	12.28
Without CDSC		1.71	6.59	12.28
CLASS I SHARES	January 1, 1997	2.48	7.45	13.20
CLASS R2 SHARES	March 14, 2014	1.96	6.86	12.66
CLASS R5 SHARES	March 14, 2014	2.62	7.58	13.29
CLASS R6 SHARES	March 14, 2014	2.72	7.66	13.34

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/10 TO 6/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares from December 31, 2009 to March 13, 2014. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

Returns for Class R5 and Class R6 Shares prior to their inception dates are based on the performance of Class I Shares. The actual returns of Class R5 and Class R6 Shares would have been different because Class R5 and Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Class I Shares of JPMorgan Mid Cap Equity Fund and the Russell Midcap Index from June 30, 2010 to June 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the bench mark, if applicable. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

JPMorgan Mid Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	20.70%
Russell Midcap Growth Index	11.91%

Net Assets as of 6/30/2020 (In Thousands)	$5,481,067

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Growth Fund (the “Fund”) seeks growth of capital.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell Midcap Growth Index (the “Benchmark”) for the twelve months ended June 30, 2020. The Fund’s security selection in the information technology sector and its security selection and underweight position in the communications services sector were leading contributors to performance relative to the Benchmark, while the Fund’s overweight position in the materials sector and its security selection in the real estate sector were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Teladoc Health Inc. and DexCom Inc. and its out-of-Benchmark position in Tesla, Inc. Shares of Teladoc Health, a provider of online health care services, rose amid investor expectations that the company would benefit from at-home quarantines in response to the COVID-19 pandemic. Shares of DexCom, a medical device manufacturer, rose after the company reported better-than-expected earnings and revenue for several consecutive quarters. Shares of Tesla, a producer of electric vehicles and energy storage systems, rose amid a faster-than-expected schedule for production of its Model Y vehicles and efficient production output from its Shanghai factory.

Leading individual detractors from relative performance included the Fund’s underweight positions in DocuSign Inc. and Wayfair Inc., and its out-of-Benchmark position in Concho Resources Inc. Shares of DocuSign, a provider of electronic document services, rose amid increased demand for its services as businesses adopted work-from-home policies in response to the COVID-19 pandemic. Shares of Wayfair, an online retailer of home furnishings, rose after the company reported better-than-expected results for the first quarter of 2020 as consumers increased online purchases during at-home quarantines in response to the COVID-19 pandemic. Shares of Concho Resources, a petroleum and gas producer operating in U.S. shale formations, fell amid a sharp decline in global oil prices during the second half of the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct a portfolio of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	O’Reilly Automotive, Inc.	2.3%
2.	Splunk, Inc.	1.9
3.	Tractor Supply Co.	1.9
4.	Spotify Technology SA	1.9
5.	Synopsys, Inc.	1.7
6.	Trade Desk, Inc. (The), Class A	1.7
7.	ResMed, Inc.	1.7
8.	Lululemon Athletica, Inc.	1.5
9.	Teladoc Health, Inc.	1.3
10.	Ball Corp.	1.3

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	30.3%
Health Care	18.7
Industrials	16.3
Consumer Discretionary	15.8
Financials	6.8
Communication Services	4.7
Materials	1.9
Real Estate	0.5
Short-Term Investments	5.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2020. The Fund’s portfolio composition is subject to change.

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	7

JPMorgan Mid Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge*		13.97%	10.79%	15.22%
Without Sales Charge		20.30	11.99	15.84
CLASS C SHARES	November 4, 1997
With CDSC**		18.72	11.44	15.26
Without CDSC		19.72	11.44	15.26
CLASS I SHARES	March 2, 1989	20.70	12.35	16.20
CLASS R2 SHARES	June 19, 2009	20.00	11.75	15.63
CLASS R3 SHARES	September 9, 2016	20.30	11.99	15.84
CLASS R4 SHARES	September 9, 2016	20.63	12.28	16.13
CLASS R5 SHARES	November 1, 2011	20.86	12.50	16.34
CLASS R6 SHARES	November 1, 2011	20.91	12.56	16.40

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/10 TO 6/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class R3, Class R4, Class R5 and Class R6 Shares prior to their inception dates are based on the performance of Class I Shares. Prior performance for Class R3 and Class R4 Shares has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Mid Cap Growth Fund and the Russell Midcap Growth Index from June 30, 2010 to June 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Mid-

cap Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

JPMorgan Mid Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	(13.71)%
Russell Midcap Value Index	(11.81)%

Net Assets as of 6/30/2020 (In Thousands)	$12,714,587

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Value Fund (the “Fund”) seeks growth from capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares underperformed the Russell Midcap Value Index (the “Benchmark”) for the twelve months ended June 30, 2020. The Fund’s security selection in the real estate and industrials sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the utilities and information technology sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s underweight position in Newmont Corp. and its overweight positions in Middleby Corp. and Loews Corp.

Shares of Newmont, a gold mining and processing company not held in the Fund, rose due to increased investor demand for commodity gold amid financial market volatility in response to the COVID-19 pandemic. Shares of Middleby, a food service equipment manufacturer, fell amid investor concerns about the business impact of the COVID-19 pandemic as well as lower-than-expected sales for the third quarter of 2019. Shares of Loews, a holding company operating in the energy, insurance and hotels sectors, fell after the company reported a loss for the first quarter of 2020.

Leading individual contributors to relative performance included the Fund’s overweight positions in T. Rowe Price Group Inc., Tiffany & Co. and Synopsys Inc. Shares of T. Rowe Price Group, a provider of mutual funds and other investment services, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2020. Shares of Tiffany, a luxury retailer, rose after the company agreed to a $16.2 billion acquisition by LVMH Moet Hennessey Louis Vuitton SE. Shares of Synopsys, a provider of software and consulting to the semiconductor industry, rose after the company reported better-than-expected earnings and revenue for its fiscal second quarter.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in their view, sustainable levels of free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Xcel Energy, Inc.	1.9%
2.	CMS Energy Corp.	1.8
3.	WEC Energy Group, Inc.	1.7
4.	T. Rowe Price Group, Inc.	1.7
5.	Ameriprise Financial, Inc.	1.7
6.	AutoZone, Inc.	1.6
7.	Loews Corp.	1.6
8.	M&T Bank Corp.	1.5
9.	Zimmer Biomet Holdings, Inc.	1.5
10.	Best Buy Co., Inc.	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Financials	20.2%
Real Estate	12.5
Industrials	11.1
Utilities	10.0
Consumer Discretionary	9.7
Health Care	7.7
Information Technology	7.6
Materials	5.6
Consumer Staples	5.0
Energy	4.3
Communication Services	3.5
Short-Term Investments	2.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2020. The Fund’s portfolio composition is subject to change.

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	9

JPMorgan Mid Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	April 30, 2001
With Sales Charge*		(18.64)%	0.85%	9.13%
Without Sales Charge		(14.13)	1.94	9.73
CLASS C SHARES	April 30, 2001
With CDSC**		(15.55)	1.43	9.17
Without CDSC		(14.55)	1.43	9.17
CLASS I SHARES	October 31, 2001	(13.90)	2.20	10.00
CLASS L SHARES	November 13, 1997	(13.71)	2.44	10.27
CLASS R2 SHARES	November 3, 2008	(14.36)	1.68	9.44
CLASS R3 SHARES	September 9, 2016	(14.13)	1.94	9.73
CLASS R4 SHARES	September 9, 2016	(13.93)	2.19	10.00
CLASS R5 SHARES	September 9, 2016	(13.79)	2.37	10.23
CLASS R6 SHARES	September 9, 2016	(13.70)	2.45	10.27

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/10 TO 6/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception dates are based on the performance of Class A Shares. The actual returns of Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares.

Returns for the Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been lower because Class R4 Shares have higher expenses than Class I Shares.

Returns for the Class R5 and R6 Shares prior to their inception dates are based on the performance of Class L Shares. The actual returns of Class R5 Shares would have been lower than those shown because Class R5 Shares have higher expenses than Class L Shares. The actual returns for Class R6 Shares would have been similar to those shown because Class R6 Shares have similar expenses to Class L Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Mid Cap Value Fund and the Russell Midcap

Value Index from June 30, 2010 to June 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

JPMorgan Value Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	(13.26)%
Russell 3000 Value Index	(9.42)%

Net Assets as of 6/30/2020 (In Thousands) . .	$8,699,919

INVESTMENT OBJECTIVE**

The JPMorgan Value Advantage Fund (the “Fund”) seeks to provide long-term total return from a combination of income and capital gains.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares underperformed the Russell 3000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2020. The Fund’s security selection and underweight positions in the financials and consumer staples sectors were leading detractors from performance relative to the Benchmark, while the Fund’s security selection in the energy and utilities sectors was a leading contributor to leading relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Delta Air Lines Inc., Loews Inc. and Entercom Communications Corp. Shares of Delta Air Lines, a passenger airline, fell as global air travel was restricted in response to the COVID-19 pandemic. Shares of Loews, a holding company operating in the energy, insurance and hotels sectors, fell after the company reported a loss for the first quarter of 2020. Shares of Entercom Communications, a media and entertainment provider, fell after the company reported lower-than-expected earnings and revenue for the first quarter of 2020 as its live events business was shuttered in response to the COVID-19 pandemic.

Leading individual contributors to performance relative to the Benchmark included the Fund’s overweight positions in T. Rowe Price Group Inc., Tiffany & Co. and Morgan Stanley. Shares of T. Rowe Price Group, provider of mutual funds and other investment services, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2020. Shares of Tiffany, a luxury retailer, rose after the company agreed to a $16.2 billion acquisition by LVMH Moet Hennessey Louis Vuitton SE. Shares of Morgan Stanley, a financial services provider, rose amid investor expectations that it would maintain dividend payments to shareholders.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in the portfolio managers’ view, significant levels of free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Bank of America Corp.	3.6%
2.	Berkshire Hathaway, Inc., Class B	2.1
3.	Bristol-Myers Squibb Co.	2.0
4.	PNC Financial Services Group, Inc. (The)	1.9
5.	Loews Corp.	1.9
6.	Verizon Communications, Inc.	1.8
7.	Johnson & Johnson	1.8
8.	Procter & Gamble Co. (The)	1.6
9.	Travelers Cos., Inc. (The)	1.6
10.	Wells Fargo & Co.	1.6

PORTFOLIO COMPOSITION BY SECTOR***
Financials	30.1%
Health Care	11.4
Energy	7.6
Industrials	7.1
Real Estate	6.9
Consumer Discretionary	6.8
Communication Services	6.0
Utilities	5.6
Consumer Staples	5.3
Information Technology	5.2
Materials	4.0
Short-Term Investments	4.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2020. The Fund’s portfolio composition is subject to change.

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	11

JPMorgan Value Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 28, 2005
With Sales Charge*		(18.12)%	1.64%	8.91%
Without Sales Charge		(13.60)	2.74	9.49
CLASS C SHARES	February 28, 2005
With CDSC**		(15.04)	2.22	8.95
Without CDSC		(14.04)	2.22	8.95
CLASS I SHARES	February 28, 2005	(13.39)	3.00	9.76
CLASS L SHARES	February 28, 2005	(13.26)	3.19	10.01
CLASS R2 SHARES	July 31, 2017	(13.82)	2.48	9.22
CLASS R3 SHARES	September 9, 2016	(13.60)	2.73	9.49
CLASS R4 SHARES	September 9, 2016	(13.40)	2.99	9.76
CLASS R5 SHARES	September 9, 2016	(13.25)	3.17	10.00
CLASS R6 SHARES	September 9, 2016	(13.18)	3.25	10.04

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/10 TO 6/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Returns for Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for the Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.

Returns for the Class R5 and Class R6 Shares prior to their inception dates are based on the performance of Class L Shares. The actual returns for Class R5 and Class R6 Shares would have been different to those shown because Class R5 and Class R6 Shares have different expenses to Class L Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Value Advantage Fund and the Russell 3000 Value Index from June 30, 2010 to June 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 3000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 3000 Value Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.9%

Automobiles — 3.5%

Tesla, Inc. * (a)	281	303,639

Thor Industries, Inc. (a)	705	75,085

		378,724

Banks — 1.0%

East West Bancorp, Inc.	866	31,384

First Republic Bank	767	81,243

		112,627

Biotechnology — 5.0%

Alnylam Pharmaceuticals, Inc. *	370	54,781

Amgen, Inc.	872	205,600

Exact Sciences Corp. * (a)	839	72,979

Exelixis, Inc. *	3,059	72,621

Intercept Pharmaceuticals, Inc. * (a)	323	15,473

Regeneron Pharmaceuticals, Inc. *	199	124,042

		545,496

Building Products — 1.2%

Fortune Brands Home & Security, Inc.	1,149	73,474

Trane Technologies plc	601	53,448

		126,922

Capital Markets — 3.6%

BlackRock, Inc.	166	90,556

Blackstone Group, Inc. (The), Class A	776	43,993

Charles Schwab Corp. (The)	2,561	86,407

Nasdaq, Inc.	641	76,580

S&P Global, Inc.	293	96,585

		394,121

Commercial Services & Supplies — 1.5%

Copart, Inc. *	774	64,481

Waste Connections, Inc.	996	93,376

		157,857

Communications Equipment — 0.5%

Arista Networks, Inc. * (a)	234	49,238

Containers & Packaging — 0.9%

Ball Corp.	1,354	94,055

Electrical Equipment — 1.7%

AMETEK, Inc.	778	69,497

Generac Holdings, Inc. *	925	112,836

		182,333

Electronic Equipment, Instruments & Components — 2.1%

Amphenol Corp., Class A	622	59,594

Keysight Technologies, Inc. *	709	71,463

INVESTMENTS	SHARES (000)	VALUE ($000)

Electronic Equipment, Instruments & Components — continued

Zebra Technologies Corp., Class A *	384	98,197

		229,254

Entertainment — 2.7%

Netflix, Inc. *	289	131,341

Spotify Technology SA * (a)	337	86,937

Take-Two Interactive Software, Inc. *	509	71,024

		289,302

Health Care Equipment & Supplies — 1.8%

DexCom, Inc. *	248	100,365

Intuitive Surgical, Inc. * (a)	165	93,936

		194,301

Health Care Providers & Services — 3.1%

McKesson Corp.	400	61,387

UnitedHealth Group, Inc.	931	274,554

		335,941

Health Care Technology — 0.9%

Teladoc Health, Inc. * (a)	533	101,767

Hotels, Restaurants & Leisure — 0.6%

Las Vegas Sands Corp.	1,398	63,680

Household Durables — 1.2%

Garmin Ltd. (a)	1,355	132,108

Insurance — 1.0%

Progressive Corp. (The)	1,304	104,449

Interactive Media & Services — 5.4%

Alphabet, Inc., Class C *	306	432,464

Facebook, Inc., Class A *	668	151,592

		584,056

Internet & Direct Marketing Retail — 8.4%

Amazon.com, Inc. *	287	792,397

Booking Holdings, Inc. *	70	112,137

		904,534

IT Services — 7.3%

Booz Allen Hamilton Holding Corp. (a)	1,149	89,350

Global Payments, Inc.	806	136,747

Mastercard, Inc., Class A	875	258,688

MongoDB, Inc. * (a)	297	67,170

PayPal Holdings, Inc. *	1,338	233,185

		785,140

Life Sciences Tools & Services — 2.3%

Illumina, Inc. *	215	79,676

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	13

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Life Sciences Tools & Services — continued

Mettler-Toledo International, Inc. *	79	64,000

Thermo Fisher Scientific, Inc.	290	105,087

		248,763

Machinery — 2.0%

Ingersoll Rand, Inc. * (a)	1,405	39,502

Nordson Corp. (a)	411	77,883

Stanley Black & Decker, Inc.	733	102,206

		219,591

Media — 0.6%

New York Times Co. (The), Class A (a)	1,608	67,581

Pharmaceuticals — 2.0%

Catalent, Inc. *	1,158	84,875

Jazz Pharmaceuticals plc *	488	53,835

Royalty Pharma plc, Class A *	1,554	75,440

		214,150

Professional Services — 1.4%

FTI Consulting, Inc. * (a)	806	92,383

IHS Markit Ltd.	840	63,444

		155,827

Road & Rail — 1.2%

Lyft, Inc., Class A * (a)	1,355	44,735

Old Dominion Freight Line, Inc.	521	88,383

		133,118

Semiconductors & Semiconductor Equipment — 7.9%

Advanced Micro Devices, Inc. *	2,616	137,610

Enphase Energy, Inc. * (a)	1,820	86,567

Entegris, Inc. (a)	1,234	72,896

Lam Research Corp.	337	108,890

Microchip Technology, Inc. (a)	513	54,055

NVIDIA Corp.	574	218,206

QUALCOMM, Inc.	1,914	174,541

		852,765

Software — 15.3%

Cadence Design Systems, Inc. *	697	66,921

Crowdstrike Holdings, Inc., Class A *	765	76,715

Intuit, Inc.	354	104,939

Medallia, Inc. * (a)	1,097	27,679

Microsoft Corp.	4,183	851,325

ServiceNow, Inc. *	248	100,523

Splunk, Inc. * (a)	543	107,944

Synopsys, Inc. *	476	92,783

Trade Desk, Inc. (The), Class A * (a)	301	122,491

INVESTMENTS	SHARES (000)	VALUE ($000)

Software — continued

Zscaler, Inc. * (a)	814	89,082

		1,640,402

Specialty Retail — 6.7%

CarMax, Inc. * (a)	853	76,343

Home Depot, Inc. (The)	898	225,018

National Vision Holdings, Inc. *	1,154	35,233

O’Reilly Automotive, Inc. *	253	106,777

Ross Stores, Inc.	932	79,466

Tractor Supply Co.	1,263	166,497

Ulta Beauty, Inc. *	195	39,667

		729,001

Technology Hardware, Storage & Peripherals — 5.6%

Apple, Inc.	1,665	607,485

Textiles, Apparel & Luxury Goods — 0.5%

Lululemon Athletica, Inc. *	179	55,825

Total Common Stocks (Cost $5,882,056)		10,690,413

Short-Term Investments — 4.1%

Investment Companies — 1.0%

JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (b) (c) (Cost $105,359)	105,321	105,416

Investment of Cash Collateral from Securities Loaned — 3.1%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.51% (b) (c)	302,408	302,529

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (b) (c)	31,490	31,490

Total Investment of Cash Collateral from Securities Loaned (Cost $334,021)		334,019

Total Short-Term Investments (Cost $439,380)		439,435

Total Investments — 103.0% (Cost $6,321,436)		11,129,848
Liabilities in Excess of Other Assets — (3.0)%		(319,643)

NET ASSETS — 100.0%		10,810,205

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at June 30, 2020. The total value of securities on loan at June 30, 2020 is approximately $331,253,000.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2020.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.5%

Aerospace & Defense — 0.3%

HEICO Corp., Class A	69	5,608

Airlines — 0.4%

Southwest Airlines Co.	174	5,936

Auto Components — 0.4%

BorgWarner, Inc.	170	5,986

Automobiles — 0.7%

Tesla, Inc. *	5	5,399

Thor Industries, Inc.	59	6,285

		11,684

Banks — 4.2%

Citizens Financial Group, Inc.	331	8,358

East West Bancorp, Inc.	63	2,300

Fifth Third Bancorp	524	10,102

First Republic Bank	129	13,704

Huntington Bancshares, Inc.	573	5,176

M&T Bank Corp.	118	12,225

Regions Financial Corp.	613	6,822

TCF Financial Corp.	198	5,821

Zions Bancorp NA	131	4,447

		68,955

Beverages — 0.8%

Constellation Brands, Inc., Class A	48	8,329

Keurig Dr Pepper, Inc.	165	4,673

		13,002

Biotechnology — 2.6%

Agios Pharmaceuticals, Inc. *	79	4,217

Alnylam Pharmaceuticals, Inc. *	57	8,387

BioMarin Pharmaceutical, Inc. *	34	4,199

Exact Sciences Corp. *	96	8,388

Exelixis, Inc. *	258	6,130

Intercept Pharmaceuticals, Inc. *	26	1,243

Neurocrine Biosciences, Inc. *	51	6,198

Seattle Genetics, Inc. *	25	4,180

		42,942

Building Products — 1.8%

AZEK Co., Inc. (The) *	94	3,001

Fortune Brands Home & Security, Inc.	227	14,509

Trane Technologies plc	65	5,767

Trex Co., Inc. *	48	6,269

		29,546

INVESTMENTS	SHARES (000)	VALUE ($000)

Capital Markets — 5.2%

Ameriprise Financial, Inc.	90	13,454

Blackstone Group, Inc. (The), Class A	57	3,207

Charles Schwab Corp. (The)	109	3,684

Evercore, Inc., Class A	54	3,199

MarketAxess Holdings, Inc.	18	9,167

MSCI, Inc.	28	9,368

Nasdaq, Inc.	40	4,737

Northern Trust Corp.	118	9,362

Raymond James Financial, Inc.	135	9,307

S&P Global, Inc.	14	4,459

T. Rowe Price Group, Inc.	107	13,249

TD Ameritrade Holding Corp.	77	2,790

		85,983

Chemicals — 0.6%

Sherwin-Williams Co. (The)	17	9,807

Commercial Services & Supplies — 1.0%

Copart, Inc. *	112	9,367

Waste Connections, Inc.	79	7,448

		16,815

Communications Equipment — 0.7%

Arista Networks, Inc. *	30	6,270

CommScope Holding Co., Inc. *	263	2,190

Motorola Solutions, Inc.	26	3,704

		12,164

Construction Materials — 0.5%

Martin Marietta Materials, Inc.	42	8,591

Consumer Finance — 0.3%

Discover Financial Services	85	4,257

Containers & Packaging — 2.6%

Avery Dennison Corp.	46	5,208

Ball Corp.	280	19,428

Packaging Corp. of America	50	5,022

Silgan Holdings, Inc.	246	7,956

Westrock Co.	203	5,744

		43,358

Distributors — 0.4%

Genuine Parts Co.	67	5,822

Electric Utilities — 2.1%

Edison International	181	9,822

Entergy Corp.	100	9,377

Xcel Energy, Inc.	242	15,097

		34,296

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	15

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Electrical Equipment — 2.4%

Acuity Brands, Inc.	75	7,205

AMETEK, Inc.	178	15,896

Generac Holdings, Inc. *	77	9,338

Hubbell, Inc.	59	7,372

		39,811

Electronic Equipment, Instruments & Components — 3.9%

Amphenol Corp., Class A	196	18,821

CDW Corp.	76	8,787

Keysight Technologies, Inc. *	161	16,243

SYNNEX Corp.	75	9,005

Zebra Technologies Corp., Class A *	41	10,400

		63,256

Entertainment — 1.5%

Spotify Technology SA *	61	15,732

Take-Two Interactive Software, Inc. *	67	9,293

		25,025

Equity Real Estate Investment Trusts (REITs) — 5.4%

American Campus Communities, Inc.	96	3,359

American Homes 4 Rent, Class A	250	6,738

AvalonBay Communities, Inc.	63	9,733

Boston Properties, Inc.	103	9,331

Brixmor Property Group, Inc.	393	5,041

Essex Property Trust, Inc.	25	5,685

Federal Realty Investment Trust	66	5,666

Host Hotels & Resorts, Inc.	222	2,396

JBG SMITH Properties	114	3,360

Kimco Realty Corp.	379	4,866

Outfront Media, Inc.	235	3,332

Rayonier, Inc.	264	6,541

Regency Centers Corp.	89	4,101

Ventas, Inc.	83	3,028

Vornado Realty Trust	151	5,768

Weyerhaeuser Co.	267	6,003

WP Carey, Inc.	64	4,299

		89,247

Food & Staples Retailing — 0.7%

Kroger Co. (The)	252	8,539

US Foods Holding Corp. *	142	2,797

		11,336

Food Products — 0.5%

Post Holdings, Inc. *	88	7,752

INVESTMENTS	SHARES (000)	VALUE ($000)

Gas Utilities — 0.5%

National Fuel Gas Co.	194	8,142

Health Care Equipment & Supplies — 2.7%

Cooper Cos., Inc. (The)	16	4,453

DexCom, Inc. *	16	6,390

Insulet Corp. *	39	7,659

ResMed, Inc.	73	14,024

Zimmer Biomet Holdings, Inc.	101	12,109

		44,635

Health Care Providers & Services — 4.5%

Acadia Healthcare Co., Inc. *	94	2,354

Amedisys, Inc. *	27	5,361

AmerisourceBergen Corp.	106	10,714

Centene Corp. *	83	5,249

Cigna Corp.	45	8,512

Henry Schein, Inc. *	106	6,188

Humana, Inc.	14	5,392

Laboratory Corp. of America Holdings *	70	11,692

McKesson Corp.	64	9,788

Universal Health Services, Inc., Class B	88	8,147

		73,397

Health Care Technology — 1.4%

Teladoc Health, Inc. *	58	11,153

Veeva Systems, Inc., Class A *	47	10,965

		22,118

Hotels, Restaurants & Leisure — 1.1%

Chipotle Mexican Grill, Inc. *	10	10,990

Darden Restaurants, Inc.	22	1,634

Las Vegas Sands Corp.	101	4,609

		17,233

Household Durables — 2.2%

Garmin Ltd.	103	10,083

Helen of Troy Ltd. *	22	4,167

Mohawk Industries, Inc. *	78	7,904

Newell Brands, Inc.	486	7,722

NVR, Inc. *	2	5,406

		35,282

Household Products — 0.5%

Energizer Holdings, Inc.	161	7,641

Industrial Conglomerates — 0.9%

Carlisle Cos., Inc.	125	14,912

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Insurance — 3.8%

Alleghany Corp.	10	5,094

Hartford Financial Services Group, Inc. (The)	236	9,095

Lincoln National Corp.	110	4,047

Loews Corp.	386	13,251

Marsh & McLennan Cos., Inc.	79	8,510

Progressive Corp. (The)	175	14,013

Selectquote, Inc. *	107	2,718

WR Berkley Corp.	100	5,750

		62,478

Interactive Media & Services — 0.5%

Match Group, Inc. *	76	8,179

Internet & Direct Marketing Retail — 0.6%

Booking Holdings, Inc. *	4	5,892

Expedia Group, Inc.	43	3,551

		9,443

IT Services — 3.5%

Booz Allen Hamilton Holding Corp.	141	10,995

FleetCor Technologies, Inc. *	32	8,049

Global Payments, Inc.	51	8,685

Jack Henry & Associates, Inc.	37	6,870

MongoDB, Inc. *	33	7,379

Okta, Inc. *	52	10,315

Square, Inc., Class A *	44	4,586

		56,879

Leisure Products — 0.3%

Brunswick Corp.	72	4,634

Life Sciences Tools & Services — 0.8%

Illumina, Inc. *	11	4,072

Mettler-Toledo International, Inc. *	10	8,298

		12,370

Machinery — 4.2%

IDEX Corp.	55	8,647

Ingersoll Rand, Inc. *	150	4,221

ITT, Inc.	240	14,077

Lincoln Electric Holdings, Inc.	102	8,623

Middleby Corp. (The) *	102	8,073

Nordson Corp.	43	8,072

Snap-on, Inc.	67	9,270

Stanley Black & Decker, Inc.	58	8,117

		69,100

Media — 2.2%

Discovery, Inc., Class C *	396	7,635

INVESTMENTS	SHARES (000)	VALUE ($000)

Media — continued

DISH Network Corp., Class A *	84	2,909

Liberty Broadband Corp., Class C *	61	7,537

Liberty Media Corp.-Liberty SiriusXM, Class C *	303	10,440

New York Times Co. (The), Class A	159	6,689

		35,210

Multiline Retail — 0.3%

Kohl’s Corp.	141	2,937

Nordstrom, Inc.	115	1,789

		4,726

Multi-Utilities — 2.4%

CMS Energy Corp.	244	14,273

Sempra Energy	92	10,818

WEC Energy Group, Inc.	158	13,855

		38,946

Oil, Gas & Consumable Fuels — 2.1%

Cabot Oil & Gas Corp.	379	6,519

Diamondback Energy, Inc.	263	11,016

EQT Corp.	374	4,452

Equitrans Midstream Corp.	377	3,129

Williams Cos., Inc. (The)	512	9,737

		34,853

Personal Products — 0.1%

Coty, Inc., Class A	293	1,311

Pharmaceuticals — 1.6%

Catalent, Inc. *	89	6,498

Horizon Therapeutics plc *	141	7,848

Jazz Pharmaceuticals plc *	51	5,582

Royalty Pharma plc, Class A *	118	5,705

		25,633

Professional Services — 2.2%

CoStar Group, Inc. *	13	9,094

Equifax, Inc.	50	8,560

FTI Consulting, Inc. *	65	7,498

IHS Markit Ltd.	135	10,211

		35,363

Real Estate Management & Development — 1.0%

CBRE Group, Inc., Class A *	299	13,509

Cushman & Wakefield plc *	200	2,487

		15,996

Road & Rail — 0.8%

Lyft, Inc., Class A *	105	3,464

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	17

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Road & Rail — continued

Old Dominion Freight Line, Inc.	55	9,260

		12,724

Semiconductors & Semiconductor Equipment — 4.1%

Advanced Micro Devices, Inc. *	137	7,205

Analog Devices, Inc.	56	6,874

Cree, Inc. *	41	2,409

Enphase Energy, Inc. *	186	8,824

Entegris, Inc.	127	7,511

KLA Corp.	49	9,596

Lam Research Corp.	18	5,903

Microchip Technology, Inc.	87	9,122

Xilinx, Inc.	100	9,860

		67,304

Software — 7.2%

Cadence Design Systems, Inc. *	115	11,026

Coupa Software, Inc. *	21	5,679

Crowdstrike Holdings, Inc., Class A *	91	9,078

HubSpot, Inc. *	29	6,551

Intuit, Inc.	16	4,865

Medallia, Inc. *	86	2,168

RingCentral, Inc., Class A *	38	10,856

ServiceNow, Inc. *	11	4,366

Slack Technologies, Inc., Class A *	121	3,759

Splunk, Inc. *	82	16,357

Synopsys, Inc. *	117	22,851

Trade Desk, Inc. (The), Class A *	35	14,347

Zscaler, Inc. *	68	7,485

		119,388

Specialty Retail — 5.6%

AutoZone, Inc. *	12	13,187

Best Buy Co., Inc.	137	11,945

Burlington Stores, Inc. *	34	6,628

CarMax, Inc. *	75	6,716

Gap, Inc. (The)	379	4,789

National Vision Holdings, Inc. *	145	4,423

O’Reilly Automotive, Inc. *	46	19,353

Ross Stores, Inc.	58	4,903

Tractor Supply Co.	120	15,761

Ulta Beauty, Inc. *	30	6,184

		93,889

Textiles, Apparel & Luxury Goods — 1.4%

Carter’s, Inc.	41	3,281

Lululemon Athletica, Inc. *	40	12,365

INVESTMENTS	SHARES (000)	VALUE ($000)

Textiles, Apparel & Luxury Goods — continued

PVH Corp.	34	1,649

Ralph Lauren Corp.	87	6,315

		23,610

Total Common Stocks (Cost $1,113,790)		1,596,575

Short-Term Investments — 2.5%

Investment Companies — 2.5%

JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (a) (b) (Cost $40,601)	40,575	40,612

Total Investments — 100.0% (Cost $1,154,391)		1,637,187
Liabilities in Excess of Other Assets — 0.0% (c)		(5)

NET ASSETS — 100.0%		1,637,182

Percentages indicated are based on net assets.

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2020.
(c)	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.2%

Aerospace & Defense — 0.7%

HEICO Corp., Class A	466	37,832

Automobiles — 1.4%

Tesla, Inc. *	34	36,282

Thor Industries, Inc. (a)	398	42,417

		78,699

Banks — 1.0%

East West Bancorp, Inc.	428	15,509

First Republic Bank	388	41,113

		56,622

Biotechnology — 5.3%

Agios Pharmaceuticals, Inc. * (a)	532	28,451

Alnylam Pharmaceuticals, Inc. *	382	56,534

BioMarin Pharmaceutical, Inc. *	229	28,282

Exact Sciences Corp. * (a)	651	56,582

Exelixis, Inc. *	1,742	41,350

Intercept Pharmaceuticals, Inc. * (a)	175	8,373

Neurocrine Biosciences, Inc. *	343	41,809

Seattle Genetics, Inc. *	166	28,190

		289,571

Building Products — 2.6%

AZEK Co., Inc. (The) *	635	20,241

Fortune Brands Home & Security, Inc.	644	41,190

Trane Technologies plc	437	38,884

Trex Co., Inc. * (a)	325	42,292

		142,607

Capital Markets — 5.0%

Blackstone Group, Inc. (The), Class A	382	21,644

Charles Schwab Corp. (The)	737	24,860

Evercore, Inc., Class A (a)	367	21,594

MarketAxess Holdings, Inc.	123	61,713

MSCI, Inc.	190	63,260

Nasdaq, Inc. (a)	268	31,970

S&P Global, Inc.	92	30,157

TD Ameritrade Holding Corp.	517	18,824

		274,022

Commercial Services & Supplies — 2.1%

Copart, Inc. *	759	63,185

Waste Connections, Inc.	535	50,205

		113,390

Communications Equipment — 0.8%

Arista Networks, Inc. *	201	42,283

INVESTMENTS	SHARES (000)	VALUE ($000)

Containers & Packaging — 2.0%

Avery Dennison Corp.	308	35,117

Ball Corp. (a)	1,075	74,670

		109,787

Electrical Equipment — 2.0%

AMETEK, Inc.	497	44,435

Generac Holdings, Inc. *	517	62,977

		107,412

Electronic Equipment, Instruments & Components — 3.6%

Amphenol Corp., Class A	658	63,037

Keysight Technologies, Inc. *	645	64,993

Zebra Technologies Corp., Class A *	274	70,105

		198,135

Entertainment — 3.1%

Spotify Technology SA *	411	106,013

Take-Two Interactive Software, Inc. *	449	62,639

		168,652

Health Care Equipment & Supplies — 4.0%

Cooper Cos., Inc. (The) (a)	106	30,037

DexCom, Inc. *	107	43,216

Insulet Corp. *	266	51,634

ResMed, Inc.	493	94,618

		219,505

Health Care Providers & Services — 2.8%

Acadia Healthcare Co., Inc. * (a)	632	15,887

Amedisys, Inc. *	182	36,174

Centene Corp. *	557	35,417

McKesson Corp.	431	66,047

		153,525

Health Care Technology — 2.7%

Teladoc Health, Inc. * (a)	394	75,234

Veeva Systems, Inc., Class A *	316	73,972

		149,206

Hotels, Restaurants & Leisure — 1.9%

Chipotle Mexican Grill, Inc. * (a)	71	74,192

Las Vegas Sands Corp.	682	31,076

		105,268

Household Durables — 2.4%

Garmin Ltd.	698	68,029

Helen of Troy Ltd. *	149	28,152

NVR, Inc. *	11	36,172

		132,353

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	19

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Industrial Conglomerates — 0.7%

Carlisle Cos., Inc.	314	37,624

Insurance — 1.1%

Progressive Corp. (The)	535	42,827

Selectquote, Inc. *	724	18,329

		61,156

Interactive Media & Services — 1.0%

Match Group, Inc. * (a)	516	55,184

Internet & Direct Marketing Retail — 0.7%

Booking Holdings, Inc. *	25	39,649

IT Services — 6.2%

Booz Allen Hamilton Holding Corp. (a)	953	74,165

FleetCor Technologies, Inc. *	216	54,305

Global Payments, Inc.	346	58,604

MongoDB, Inc. * (a)	220	49,727

Okta, Inc. *	347	69,560

Square, Inc., Class A * (a)	295	30,905

		337,266

Leisure Products — 0.6%

Brunswick Corp. (a)	488	31,262

Life Sciences Tools & Services — 1.5%

Illumina, Inc. *	74	27,582

Mettler-Toledo International, Inc. *	69	55,744

		83,326

Machinery — 3.1%

Ingersoll Rand, Inc. * (a)	1,012	28,464

ITT, Inc.	566	33,259

Nordson Corp. (a)	287	54,485

Stanley Black & Decker, Inc.	393	54,761

		170,969

Media — 0.8%

New York Times Co. (The), Class A (a)	1,073	45,115

Pharmaceuticals — 3.1%

Catalent, Inc. *	598	43,833

Horizon Therapeutics plc *	952	52,934

Jazz Pharmaceuticals plc *	341	37,656

Royalty Pharma plc, Class A *	787	38,209

		172,632

Professional Services — 4.4%

CoStar Group, Inc. *	86	61,260

Equifax, Inc. (a)	336	57,769

FTI Consulting, Inc. * (a)	441	50,551

INVESTMENTS	SHARES (000)	VALUE ($000)

Professional Services — continued

IHS Markit Ltd.	912	68,856

		238,436

Real Estate Management & Development — 0.5%

CBRE Group, Inc., Class A *	572	25,881

Road & Rail — 1.6%

Lyft, Inc., Class A * (a)	708	23,358

Old Dominion Freight Line, Inc.	368	62,401

		85,759

Semiconductors & Semiconductor Equipment — 7.4%

Advanced Micro Devices, Inc. *	924	48,612

Cree, Inc. * (a)	275	16,265

Enphase Energy, Inc. * (a)	1,251	59,510

Entegris, Inc. (a)	858	50,671

KLA Corp.	333	64,723

Lam Research Corp.	123	39,912

Microchip Technology, Inc. (a)	584	61,512

Xilinx, Inc.	676	66,481

		407,686

Software — 13.7%

Cadence Design Systems, Inc. *	775	74,359

Coupa Software, Inc. * (a)	138	38,259

Crowdstrike Holdings, Inc., Class A *	610	61,217

HubSpot, Inc. *	197	44,107

Intuit, Inc.	111	32,877

Medallia, Inc. * (a)	580	14,632

RingCentral, Inc., Class A * (a)	257	73,276

ServiceNow, Inc. *	73	29,437

Slack Technologies, Inc., Class A * (a)	815	25,348

Splunk, Inc. * (a)	555	110,345

Synopsys, Inc. *	498	97,032

Trade Desk, Inc. (The), Class A * (a)	238	96,666

Zscaler, Inc. * (a)	461	50,458

		748,013

Specialty Retail — 7.9%

Burlington Stores, Inc. * (a)	227	44,762

CarMax, Inc. * (a)	506	45,312

National Vision Holdings, Inc. *	977	29,827

O’Reilly Automotive, Inc. *	310	130,508

Ross Stores, Inc.	388	33,038

Tractor Supply Co.	806	106,275

Ulta Beauty, Inc. *	205	41,660

		431,382

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Textiles, Apparel & Luxury Goods — 1.5%

Lululemon Athletica, Inc. *	267	83,400

Total Common Stocks (Cost $3,814,083)		5,433,609

Short-Term Investments — 5.2%

Investment Companies — 0.9%

JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (b) (c) (Cost $51,532)	51,514	51,560

Investment of Cash Collateral from Securities Loaned — 4.3%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.51% (b) (c)	211,004	211,088

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (b) (c)	24,377	24,377

Total Investment of Cash Collateral from Securities Loaned (Cost $235,466)		235,465

Total Short-Term Investments (Cost $286,998)		287,025

Total Investments — 104.4% (Cost $4,101,081)		5,720,634
Liabilities in Excess of Other Assets — (4.4)%		(239,567)

NET ASSETS — 100.0%		5,481,067

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at June 30, 2020. The total value of securities on loan at June 30, 2020 is approximately $231,676,000.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2020.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	21

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.6%

Airlines — 0.7%

Southwest Airlines Co. (a)	2,689	91,910

Auto Components — 0.8%

BorgWarner, Inc. (a)	2,753	97,171

Banks — 7.6%

Citizens Financial Group, Inc. (a)	5,267	132,928

Fifth Third Bancorp	8,296	159,941

First Republic Bank	1,136	120,452

Huntington Bancshares, Inc.	9,304	84,063

M&T Bank Corp.	1,911	198,692

Regions Financial Corp. (a)	9,757	108,496

TCF Financial Corp.	3,143	92,458

Zions Bancorp NA (a)	2,066	70,231

		967,261

Beverages — 1.6%

Constellation Brands, Inc., Class A	753	131,822

Keurig Dr Pepper, Inc. (a)	2,601	73,863

		205,685

Building Products — 1.0%

Fortune Brands Home & Security, Inc.	2,080	132,979

Capital Markets — 5.7%

Ameriprise Financial, Inc. (a)	1,420	213,086

Northern Trust Corp. (a)	1,868	148,222

Raymond James Financial, Inc.	2,141	147,351

T. Rowe Price Group, Inc.	1,741	215,066

		723,725

Chemicals — 1.2%

Sherwin-Williams Co. (The)	271	156,695

Communications Equipment — 0.7%

CommScope Holding Co., Inc. *	4,142	34,505

Motorola Solutions, Inc.	409	57,353

		91,858

Construction Materials — 1.1%

Martin Marietta Materials, Inc.	658	135,965

Consumer Finance — 0.5%

Discover Financial Services (a)	1,324	66,302

Containers & Packaging — 3.4%

Ball Corp. (a)	1,917	133,240

Packaging Corp. of America (a)	784	78,206

Silgan Holdings, Inc.	3,889	125,958

Westrock Co. (a)	3,214	90,831

		428,235

INVESTMENTS	SHARES (000)	VALUE ($000)

Distributors — 0.7%

Genuine Parts Co. (a)	1,059	92,051

Electric Utilities — 4.3%

Edison International	2,864	155,547

Entergy Corp.	1,583	148,497

Xcel Energy, Inc. (a)	3,827	239,186

		543,230

Electrical Equipment — 2.9%

Acuity Brands, Inc. (a)	1,165	111,559

AMETEK, Inc.	1,650	147,417

Hubbell, Inc.	911	114,259

		373,235

Electronic Equipment, Instruments & Components — 4.2%

Amphenol Corp., Class A	1,566	150,058

CDW Corp.	1,197	139,095

Keysight Technologies, Inc. * (a)	1,037	104,483

SYNNEX Corp.	1,171	140,242

		533,878

Equity Real Estate Investment Trusts (REITs) — 11.1%

American Campus Communities, Inc. (a)	1,516	52,986

American Homes 4 Rent, Class A	4,020	108,141

AvalonBay Communities, Inc. (a)	1,010	156,210

Boston Properties, Inc.	1,634	147,694

Brixmor Property Group, Inc.	6,165	79,036

Essex Property Trust, Inc. (a)	398	91,246

Federal Realty Investment Trust (a)	1,055	89,861

Host Hotels & Resorts, Inc. (a)	3,437	37,090

JBG SMITH Properties	1,794	53,039

Kimco Realty Corp.	5,985	76,843

Outfront Media, Inc.	3,711	52,578

Rayonier, Inc. (a)	4,174	103,469

Regency Centers Corp.	1,411	64,746

Ventas, Inc. (a)	1,303	47,707

Vornado Realty Trust (a)	2,423	92,583

Weyerhaeuser Co.	4,225	94,902

WP Carey, Inc. (a)	1,032	69,791

		1,417,922

Food & Staples Retailing — 1.4%

Kroger Co. (The)	4,068	137,710

US Foods Holding Corp. *	2,209	43,564

		181,274

Food Products — 1.0%

Post Holdings, Inc. *	1,400	122,707

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Gas Utilities — 1.0%

National Fuel Gas Co. (a)	3,074	128,888

Health Care Equipment & Supplies — 1.5%

Zimmer Biomet Holdings, Inc.	1,607	191,792

Health Care Providers & Services — 6.3%

AmerisourceBergen Corp.	1,701	171,364

Cigna Corp.	718	134,755

Henry Schein, Inc. *	1,693	98,848

Humana, Inc.	215	83,434

Laboratory Corp. of America Holdings * (a)	1,115	185,183

Universal Health Services, Inc., Class B	1,389	128,979

		802,563

Hotels, Restaurants & Leisure — 0.2%

Darden Restaurants, Inc.	336	25,454

Household Durables — 1.9%

Mohawk Industries, Inc. *	1,229	125,027

Newell Brands, Inc. (a)	7,693	122,158

		247,185

Household Products — 1.0%

Energizer Holdings, Inc. (a)	2,546	120,916

Industrial Conglomerates — 1.1%

Carlisle Cos., Inc.	1,214	145,321

Insurance — 6.6%

Alleghany Corp.	165	80,524

Hartford Financial Services Group, Inc. (The)	3,735	143,979

Lincoln National Corp. (a)	1,738	63,925

Loews Corp.	6,121	209,893

Marsh & McLennan Cos., Inc. (a)	1,255	134,730

Progressive Corp. (The)	1,490	119,338

WR Berkley Corp.	1,574	90,186

		842,575

Internet & Direct Marketing Retail — 0.5%

Expedia Group, Inc.	700	57,518

IT Services — 0.9%

Jack Henry & Associates, Inc.	594	109,342

Machinery — 5.4%

IDEX Corp.	866	136,907

ITT, Inc.	2,465	144,810

Lincoln Electric Holdings, Inc. (a)	1,620	136,488

Middleby Corp. (The) * (a)	1,618	127,721

Snap-on, Inc. (a)	1,060	146,755

		692,681

INVESTMENTS	SHARES (000)	VALUE ($000)

Media — 3.6%

Discovery, Inc., Class C *	6,275	120,850

DISH Network Corp., Class A *	1,361	46,975

Liberty Broadband Corp., Class C *	962	119,302

Liberty Media Corp.-Liberty SiriusXM, Class C *	4,809	165,671

		452,798

Mortgage Real Estate Investment Trusts (REITs) — 0.0% (b)

Starwood Property Trust, Inc.	339	5,077

Multiline Retail — 0.6%

Kohl’s Corp.	2,229	46,305

Nordstrom, Inc. (a)	1,817	28,144

		74,449

Multi-Utilities — 4.9%

CMS Energy Corp.	3,870	226,109

Sempra Energy	1,465	171,690

WEC Energy Group, Inc.	2,504	219,500

		617,299

Oil, Gas & Consumable Fuels — 4.3%

Cabot Oil & Gas Corp. (a)	6,006	103,177

Diamondback Energy, Inc. (a)	4,172	174,459

EQT Corp. (a)	5,914	70,380

Equitrans Midstream Corp.	5,941	49,370

Williams Cos., Inc. (The)	7,970	151,586

		548,972

Personal Products — 0.2%

Coty, Inc., Class A	4,579	20,469

Real Estate Management & Development — 1.5%

CBRE Group, Inc., Class A * (a)	3,386	153,093

Cushman & Wakefield plc *	3,204	39,923

		193,016

Semiconductors & Semiconductor Equipment — 0.9%

Analog Devices, Inc.	887	108,743

Software — 1.1%

Synopsys, Inc. *	686	133,762

Specialty Retail — 3.8%

AutoZone, Inc. *	187	210,425

Best Buy Co., Inc. (a)	2,168	189,187

Gap, Inc. (The) (a)	6,147	77,570

		477,182

Textiles, Apparel & Luxury Goods — 1.4%

Carter’s, Inc.	642	51,783

PVH Corp. (a)	535	25,683

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	23

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Textiles, Apparel & Luxury Goods — continued

Ralph Lauren Corp. (a)	1,378	99,896

		177,362

Total Common Stocks (Cost $9,603,853)		12,535,447

Short-Term Investments — 2.8%

Investment Companies — 1.3%

JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (c) (d) (Cost $170,132)	170,149	170,302

Investment of Cash Collateral from Securities Loaned — 1.5%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.51% (c) (d)	168,007	168,074

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (c) (d)	23,472	23,472

Total Investment of Cash Collateral from Securities Loaned (Cost $191,547)		191,546

Total Short-Term Investments (Cost $361,679)		361,848

Total Investments — 101.4% (Cost $9,965,532)		12,897,295
Liabilities in Excess of Other Assets — (1.4)%		(182,708)

NET ASSETS — 100.0%		12,714,587

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at June 30, 2020. The total value of securities on loan at June 30, 2020 is approximately $188,161,000.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of June 30, 2020.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.8%

Aerospace & Defense — 1.6%

General Dynamics Corp.	354	52,909

Raytheon Technologies Corp.	1,342	82,686

		135,595

Airlines — 0.5%

Southwest Airlines Co.	1,319	45,090

Banks — 13.4%

Bank of America Corp.	13,126	311,737

Citigroup, Inc.	2,005	102,432

Citizens Financial Group, Inc.	3,277	82,699

Fifth Third Bancorp	2,059	39,691

First Republic Bank	371	39,287

M&T Bank Corp.	952	98,971

PNC Financial Services Group, Inc. (The)	1,612	169,595

Truist Financial Corp.	2,868	107,680

US Bancorp	2,176	80,106

Wells Fargo & Co.	5,503	140,866

		1,173,064

Beverages — 0.5%

Keurig Dr Pepper, Inc.	1,533	43,525

Biotechnology — 2.1%

AbbVie, Inc.	1,420	139,415

Amgen, Inc.	184	43,327

		182,742

Building Products — 0.4%

Trane Technologies plc	345	30,716

Capital Markets — 4.8%

Charles Schwab Corp. (The)	2,690	90,754

Invesco Ltd. (a)	1,945	20,931

Morgan Stanley	2,809	135,686

Northern Trust Corp.	735	58,295

T. Rowe Price Group, Inc.	879	108,524

		414,190

Chemicals — 0.0% (b)

AdvanSix, Inc. *	261	3,059

Communications Equipment — 1.3%

Cisco Systems, Inc.	1,553	72,455

CommScope Holding Co., Inc. *	4,845	40,359

		112,814

Construction Materials — 1.2%

Martin Marietta Materials, Inc.	498	102,867

INVESTMENTS	SHARES (000)	VALUE ($000)

Consumer Finance — 2.5%

American Express Co. (a)	932	88,764

Capital One Financial Corp.	2,115	132,403

		221,167

Containers & Packaging — 2.8%

Ball Corp.	809	56,201

Graphic Packaging Holding Co.	4,516	63,178

Packaging Corp. of America	742	74,012

Westrock Co.	1,802	50,918

		244,309

Diversified Financial Services — 2.1%

Berkshire Hathaway, Inc., Class B *	1,033	184,312

Diversified Telecommunication Services — 1.8%

Verizon Communications, Inc.	2,895	159,622

Electric Utilities — 5.7%

American Electric Power Co., Inc.	1,498	119,326

Duke Energy Corp.	694	55,442

Edison International	834	45,268

Entergy Corp.	482	45,207

NextEra Energy, Inc.	479	114,943

Xcel Energy, Inc. (a)	1,809	113,041

		493,227

Electronic Equipment, Instruments & Components — 0.5%

Arrow Electronics, Inc. *	664	45,632

Equity Real Estate Investment Trusts (REITs) — 6.2%

American Homes 4 Rent, Class A	2,193	58,996

Boston Properties, Inc.	257	23,255

Brixmor Property Group, Inc.	3,687	47,268

EastGroup Properties, Inc.	280	33,210

Federal Realty Investment Trust	481	40,977

Kimco Realty Corp.	2,706	34,751

Mid-America Apartment Communities, Inc.	660	75,722

Outfront Media, Inc.	1,765	25,013

Public Storage (a)	454	87,080

Rayonier, Inc.	2,481	61,509

Weyerhaeuser Co.	2,171	48,761

		536,542

Food & Staples Retailing — 1.1%

Sysco Corp.	360	19,656

Walgreens Boots Alliance, Inc.	1,872	79,333

		98,989

Food Products — 0.9%

Post Holdings, Inc. *	862	75,490

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	25

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Health Care Equipment & Supplies — 0.9%

Medtronic plc	859	78,786

Health Care Providers & Services — 2.3%

AmerisourceBergen Corp.	669	67,405

HCA Healthcare, Inc.	318	30,840

UnitedHealth Group, Inc.	351	103,420

		201,665

Hotels, Restaurants & Leisure — 0.4%

Las Vegas Sands Corp.	757	34,492

Household Durables — 0.6%

Newell Brands, Inc.	3,053	48,477

Household Products — 2.6%

Energizer Holdings, Inc. (a)	1,691	80,294

Procter & Gamble Co. (The)	1,187	141,898

		222,192

Industrial Conglomerates — 1.6%

Carlisle Cos., Inc.	375	44,818

Honeywell International, Inc.	642	92,786

		137,604

Insurance — 7.5%

Alleghany Corp.	78	38,298

American International Group, Inc.	1,399	43,618

Chubb Ltd.	596	75,497

CNA Financial Corp.	331	10,642

Fairfax Financial Holdings Ltd. (Canada)	160	49,268

Hartford Financial Services Group, Inc. (The)	1,556	59,994

Loews Corp.	4,815	165,089

Marsh & McLennan Cos., Inc.	599	64,362

Travelers Cos., Inc. (The)	1,243	141,772

		648,540

Internet & Direct Marketing Retail — 0.8%

Booking Holdings, Inc. *	43	67,834

Machinery — 3.1%

Dover Corp.	1,054	101,804

Illinois Tool Works, Inc. (a)	327	57,207

ITT, Inc.	703	41,268

Middleby Corp. (The) *	564	44,491

Otis Worldwide Corp.	446	25,347

		270,117

Media — 3.5%

Charter Communications, Inc., Class A * (a)	164	83,641

Discovery, Inc., Class C *	2,185	42,079

DISH Network Corp., Class A *	1,862	64,255

INVESTMENTS	SHARES (000)	VALUE ($000)

Media — continued

Nexstar Media Group, Inc., Class A (a)	774	64,746

ViacomCBS, Inc. (a)	2,030	47,341

		302,062

Multiline Retail — 0.7%

Kohl’s Corp. (a)	1,701	35,319

Nordstrom, Inc. (a)	1,930	29,896

		65,215

Oil, Gas & Consumable Fuels — 7.7%

Cabot Oil & Gas Corp.	1,881	32,322

Chevron Corp. (a)	1,487	132,675

ConocoPhillips	2,427	102,002

Diamondback Energy, Inc.	731	30,575

EQT Corp. (a)	2,839	33,782

Equitrans Midstream Corp.	5,187	43,105

Kinder Morgan, Inc.	4,716	71,542

Marathon Petroleum Corp. (a)	1,681	62,847

PBF Energy, Inc., Class A	476	4,870

Phillips 66	952	68,455

Williams Cos., Inc. (The)	4,637	88,198

		670,373

Personal Products — 0.2%

Coty, Inc., Class A	4,781	21,372

Pharmaceuticals — 6.1%

Bristol-Myers Squibb Co.	2,958	173,942

Johnson & Johnson	1,132	159,224

Merck & Co., Inc.	1,065	82,391

Pfizer, Inc.	3,648	119,277

		534,834

Real Estate Management & Development — 0.8%

CBRE Group, Inc., Class A *	1,565	70,751

Semiconductors & Semiconductor Equipment — 2.7%

Analog Devices, Inc.	803	98,480

QUALCOMM, Inc.	265	24,192

Texas Instruments, Inc.	856	108,745

		231,417

Software — 0.8%

Microsoft Corp.	344	70,032

Specialty Retail — 3.4%

AutoZone, Inc. *	92	104,074

Best Buy Co., Inc. (a)	775	67,667

Home Depot, Inc. (The)	284	71,250

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Specialty Retail — continued

Murphy USA, Inc. *	438	49,305

		292,296

Textiles, Apparel & Luxury Goods — 1.0%

Columbia Sportswear Co. (a)	641	51,647

Ralph Lauren Corp.	458	33,192

		84,839

Wireless Telecommunication Services — 0.7%

T-Mobile US, Inc. *	602	62,667

Total Common Stocks (Cost $7,159,860)		8,418,517

	NO. OF RIGHTS (000)

Rights — 0.0% (b)

Media — 0.0% (b)

Media General, Inc., CVR * ‡	2,982	—	(c)

Wireless Telecommunication Services — 0.0% (b)

T-Mobile US, Inc., expiring 7/27/2020 *	279	47

Total Rights (Cost $1,337)		47

	SHARES (000)
Short-Term Investments — 4.0%

Investment Companies — 2.2%

JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (d) (e) (Cost $193,831)	193,652	193,827

Investment of Cash Collateral from Securities Loaned — 1.8%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.51% (d) (e)	139,070	139,126

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (d) (e)	15,136	15,136

Total Investment of Cash Collateral from Securities Loaned (Cost $154,262)		154,262

Total Short-Term Investments (Cost $348,093)		348,089

Total Investments — 100.8% (Cost $7,509,290)		8,766,653
Liabilities in Excess of Other Assets — (0.8)%		(66,734)

NET ASSETS — 100.0%		8,699,919

Percentages indicated are based on net assets.

Abbreviations

CVR	Contingent Value Rights

(a)	The security or a portion of this security is on loan at June 30, 2020. The total value of securities on loan at June 30, 2020 is approximately $150,467,000.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Amount rounds to less than one thousand.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of June 30, 2020.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	27

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2020

(Amounts in thousands, except per share amounts)

	JPMorgan Growth Advantage Fund		JPMorgan Mid Cap Equity Fund		JPMorgan Mid Cap Growth Fund
ASSETS:
Investments in non-affiliates, at value	$10,690,413		$1,596,575		$5,433,609
Investments in affiliates, at value	105,416		40,612		51,560
Investment of cash collateral received from securities loaned, at value (See Note 2.B.)	334,019		—		235,465
Cash	52		15		22
Receivables:
Due from custodian	89,144		879		13,663
Investment securities sold	47,918		3,343		—
Fund shares sold	12,783		2,381		7,275
Dividends from non-affiliates	937		1,686		940
Dividends from affiliates	1		1		1
Securities lending income (See Note 2.B.)	149		5		430

Total Assets	11,280,832		1,645,497		5,742,965

LIABILITIES:
Payables:
Investment securities purchased	89,144		5,314		16,828
Collateral received on securities loaned (See Note 2.B.)	334,019		—		235,465
Fund shares redeemed	39,626		1,785		5,533
Accrued liabilities:
Investment advisory fees	4,762		779		2,837
Administration fees	652		38		314
Distribution fees	1,002		107		307
Service fees	1,103		152		452
Custodian and accounting fees	73		26		38
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	—	(a)
Other	246		114		124

Total Liabilities	470,627		8,315		261,898

Net Assets	$10,810,205		$1,637,182		$5,481,067

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

	JPMorgan Growth Advantage Fund	JPMorgan Mid Cap Equity Fund	JPMorgan Mid Cap Growth Fund
NET ASSETS:
Paid-in-Capital	$5,190,760	$1,029,894	$3,371,965
Total distributable earnings (loss)	5,619,445	607,288	2,109,102

Total Net Assets	$10,810,205	$1,637,182	$5,481,067

Net Assets:
Class A	$2,032,870	$405,857	$1,141,467
Class C	942,512	20,753	86,046
Class I	2,827,894	341,317	1,205,433
Class R2	239	623	39,404
Class R3	1,076	—	42,573
Class R4	17,739	—	11,194
Class R5	133,780	871	519,097
Class R6	4,854,095	867,761	2,435,853

Total	$10,810,205	$1,637,182	$5,481,067

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	80,461	8,598	31,330
Class C	44,002	462	3,169
Class I	107,559	7,100	27,962
Class R2	10	13	988
Class R3	43	—	1,001
Class R4	675	—	260
Class R5	4,967	18	11,848
Class R6	178,744	18,026	55,269

Net Asset Value (a):
Class A — Redemption price per share	$25.27	$47.20	$36.43
Class C — Offering price per share (b)	21.42	44.95	27.15
Class I — Offering and redemption price per share	26.29	48.07	43.11
Class R2 — Offering and redemption price per share	25.05	46.64	39.90
Class R3 — Offering and redemption price per share	25.27	—	42.53
Class R4 — Offering and redemption price per share	26.29	—	43.00
Class R5 — Offering and redemption price per share	26.93	48.11	43.81
Class R6 — Offering and redemption price per share	27.16	48.14	44.07
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$26.67	$49.82	$38.45

Cost of investments in non-affiliates	$5,882,056	$1,113,790	$3,814,083
Cost of investments in affiliates	105,359	40,601	51,532
Investment securities on loan, at value (See Note 2.B.)	331,253	—	231,676
Cost of investment of cash collateral (See Note 2.B.)	334,021	—	235,466

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	29

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2020 (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Mid Cap Value Fund	JPMorgan Value Advantage Fund
ASSETS:
Investments in non-affiliates, at value	$12,535,447	$8,418,564
Investments in affiliates, at value	170,302	193,827
Investment of cash collateral received from securities loaned, at value (See Note 2.B.)	191,546	154,262
Cash	—	86
Receivables:
Investment securities sold	66,614	65,136
Fund shares sold	16,937	87,939
Dividends from non-affiliates	24,741	8,458
Dividends from affiliates	2	2
Securities lending income (See Note 2.B.)	62	44

Total Assets	13,005,651	8,928,318

LIABILITIES:
Payables:
Due to custodian	1,064	—
Investment securities purchased	53,270	57,956
Collateral received on securities loaned (See Note 2.B.)	191,546	154,262
Fund shares redeemed	35,493	9,941
Accrued liabilities:
Investment advisory fees	6,807	3,966
Administration fees	672	528
Distribution fees	343	399
Service fees	853	781
Custodian and accounting fees	130	98
Trustees’ and Chief Compliance Officer’s fees	1	—	(a)
Other	885	468

Total Liabilities	291,064	228,399

Net Assets	$12,714,587	$8,699,919

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

	JPMorgan Mid Cap Value Fund	JPMorgan Value Advantage Fund
NET ASSETS:
Paid-in-Capital	$8,959,744	$7,359,222
Total distributable earnings (loss)	3,754,843	1,340,697

Total Net Assets	$12,714,587	$8,699,919

Net Assets:
Class A	$1,171,139	$736,715
Class C	84,827	332,229
Class I	2,164,300	2,047,640
Class L	5,976,033	1,593,954
Class R2	59,200	182
Class R3	63,836	1,519
Class R4	24,576	32,555
Class R5	69,110	5,529
Class R6	3,101,566	3,949,596

Total	$12,714,587	$8,699,919

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	37,636	24,951
Class C	2,849	11,307
Class I	68,676	68,927
Class L	187,008	53,606
Class R2	1,995	6
Class R3	2,071	52
Class R4	784	1,101
Class R5	2,166	186
Class R6	97,106	132,936

Net Asset Value (a):
Class A — Redemption price per share	$31.12	$29.53
Class C — Offering price per share (b)	29.77	29.38
Class I — Offering and redemption price per share	31.51	29.71
Class L — Offering and redemption price per share	31.96	29.73
Class R2 — Offering and redemption price per share	29.67	29.31
Class R3 — Offering and redemption price per share	30.83	29.21
Class R4 — Offering and redemption price per share	31.34	29.56
Class R5 — Offering and redemption price per share	31.90	29.67
Class R6 — Offering and redemption price per share	31.94	29.71
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$32.84	$31.17

Cost of investments in non-affiliates	$9,603,853	$7,161,197
Cost of investments in affiliates	170,132	193,831
Investment securities on loan, at value (See Note 2.B.)	188,161	150,467
Cost of investment of cash collateral (See Note 2.B.)	191,547	154,262

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	31

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2020

(Amounts in thousands)

	JPMorgan Growth Advantage Fund	JPMorgan Mid Cap Equity Fund	JPMorgan Mid Cap Growth Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$2	$— (a)	$1
Interest income from affiliates	1	2	— (a)
Dividend income from non-affiliates	68,437	25,839	26,119
Dividend income from affiliates	3,057	1,079	1,973
Income from securities lending (net) (See Note 2.B.)	975	169	1,417

Total investment income	72,472	27,089	29,510

EXPENSES:
Investment advisory fees	52,077	12,606	30,824
Administration fees	6,991	1,455	3,557
Distribution fees:
Class A	4,752	1,140	2,525
Class C	6,118	164	605
Class R2	— (a)	3	192
Class R3	2	—	91
Service fees:
Class A	4,752	1,140	2,525
Class C	2,039	55	202
Class I	5,535	695	2,683
Class R2	— (a)	1	96
Class R3	2	—	91
Class R4	42	—	24
Class R5	118	4	472
Custodian and accounting fees	260	74	137
Interest expense to affiliates	—	— (a)	—
Professional fees	155	78	106
Trustees’ and Chief Compliance Officer’s fees	59	34	43
Printing and mailing costs	483	191	276
Registration and filing fees	312	125	181
Transfer agency fees (See Note 2.E.)	310	57	391
Other	199	38	69

Total expenses	84,206	17,860	45,090

Less fees waived	(1,374)	(2,334)	(1,495)
Less expense reimbursements	(7)	— (a)	(38)

Net expenses	82,825	15,526	43,557

Net investment income (loss)	(10,353)	11,563	(14,047)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	1,432,143	457,269	659,083
Investments in affiliates	72	20	14

Net realized gain (loss)	1,432,215	457,289	659,097

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	972,027	(437,744)	281,307
Investments in affiliates	20	(3)	2

Change in net unrealized appreciation/depreciation	972,047	(437,747)	281,309

Net realized/unrealized gains (losses)	2,404,262	19,542	940,406

Change in net assets resulting from operations	$2,393,909	$31,105	$926,359

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

	JPMorgan Mid Cap Value Fund	JPMorgan Value Advantage Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$1	$2
Interest income from affiliates	—	— (a)
Dividend income from non-affiliates	324,601	262,978
Dividend income from affiliates	6,799	4,895
Income from securities lending (net) (See Note 2.B.)	962	838

Total investment income	332,363	268,713

EXPENSES:
Investment advisory fees	99,765	58,076
Administration fees	10,119	7,592
Distribution fees:
Class A	3,624	2,774
Class C	952	3,429
Class R2	337	1
Class R3	178	4
Service fees:
Class A	3,624	2,774
Class C	317	1,143
Class I	6,118	5,698
Class L	7,702	2,235
Class R2	169	— (a)
Class R3	177	5
Class R4	66	68
Class R5	85	7
Custodian and accounting fees	450	315
Interest expense to affiliates	—	— (a)
Professional fees	234	173
Trustees’ and Chief Compliance Officer’s fees	83	64
Printing and mailing costs	1,099	529
Registration and filing fees	291	326
Transfer agency fees (See Note 2.E.)	692	241
Other	323	145

Total expenses	136,405	85,599

Less fees waived	(7,606)	(1,510)
Less expense reimbursements	(32)	(23)

Net expenses	128,767	84,066

Net investment income (loss)	203,596	184,647

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	860,635	159,216
Investments in affiliates	216	151

Net realized gain (loss)	860,851	159,367

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(3,168,290)	(1,858,448)
Investments in affiliates	75	(37)

Change in net unrealized appreciation/depreciation	(3,168,215)	(1,858,485)

Net realized/unrealized gains (losses)	(2,307,364)	(1,699,118)

Change in net assets resulting from operations	$(2,103,768)	$(1,514,471)

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	33

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Growth Advantage Fund		JPMorgan Mid Cap Equity Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(10,353)	$(10,145)	$11,563	$20,621
Net realized gain (loss)	1,432,215	629,057	457,289	205,661
Change in net unrealized appreciation/depreciation	972,047	213,962	(437,747)	42,746

Change in net assets resulting from operations	2,393,909	832,874	31,105	269,028

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(176,120)	(137,182)	(38,917)	(41,313)
Class C	(88,186)	(69,324)	(1,879)	(2,590)
Class I	(199,341)	(147,315)	(23,411)	(31,866)
Class R2	(12)	(5)	(49)	(47)
Class R3	(61)	(27)	—	—
Class R4	(1,510)	(957)	—	—
Class R5	(10,297)	(8,804)	(518)	(621)
Class R6	(359,755)	(334,548)	(159,341)	(209,503)

Total distributions to shareholders	(835,282)	(698,162)	(224,115)	(285,940)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(137,511)	562,790	(961,205)	74,601

NET ASSETS:
Change in net assets	1,421,116	697,502	(1,154,215)	57,689
Beginning of period	9,389,089	8,691,587	2,791,397	2,733,708

End of period	$10,810,205	$9,389,089	$1,637,182	$2,791,397

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

	JPMorgan Mid Cap Growth Fund		JPMorgan Mid Cap Value Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(14,047)	$(10,571)	$203,596	$262,116
Net realized gain (loss)	659,097	269,037	860,851	854,560
Change in net unrealized appreciation/depreciation	281,309	351,539	(3,168,215)	(449,626)

Change in net assets resulting from operations	926,359	610,005	(2,103,768)	667,050

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(82,704)	(64,068)	(76,720)	(113,824)
Class C	(8,737)	(6,859)	(6,335)	(11,787)
Class I	(75,633)	(66,577)	(133,060)	(180,706)
Class L	—	—	(443,822)	(790,206)
Class R2	(2,939)	(2,466)	(3,525)	(5,220)
Class R3	(2,669)	(1,655)	(3,809)	(4,506)
Class R4	(679)	(921)	(1,419)	(1,721)
Class R5	(33,403)	(18,376)	(4,996)	(5,681)
Class R6	(138,679)	(90,888)	(181,586)	(86,808)

Total distributions to shareholders	(345,443)	(251,810)	(855,272)	(1,200,459)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	341,659	283,053	(1,341,858)	(734,957)

NET ASSETS:
Change in net assets	922,575	641,248	(4,300,898)	(1,268,366)
Beginning of period	4,558,492	3,917,244	17,015,485	18,283,851

End of period	$5,481,067	$4,558,492	$12,714,587	$17,015,485

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	35

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Value Advantage Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$184,647	$207,703
Net realized gain (loss)	159,367	344,698
Change in net unrealized appreciation/depreciation	(1,858,485)	219,801

Change in net assets resulting from operations	(1,514,471)	772,202

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(44,981)	(75,407)
Class C	(16,494)	(31,120)
Class I	(99,554)	(161,614)
Class L	(100,871)	(175,343)
Class R2	(3)	(3)
Class R3	(70)	(123)
Class R4	(1,174)	(1,103)
Class R5	(334)	(451)
Class R6	(204,414)	(263,786)

Total distributions to shareholders	(467,895)	(708,950)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(143,475)	(621,729)

NET ASSETS:
Change in net assets	(2,125,841)	(558,477)
Beginning of period	10,825,760	11,384,237

End of period	$8,699,919	$10,825,760

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

	JPMorgan Growth Advantage Fund		JPMorgan Mid Cap Equity Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$424,450	$403,155	$123,140	$104,599
Distributions reinvested	171,962	134,593	38,873	41,253
Cost of shares redeemed	(690,381)	(459,409)	(176,855)	(96,097)

Change in net assets resulting from Class A capital transactions	$(93,969)	$78,339	$(14,842)	$49,755

Class C
Proceeds from shares issued	$152,886	$156,438	$2,246	$2,104
Distributions reinvested	83,431	66,057	1,879	2,589
Cost of shares redeemed	(200,570)	(164,414)	(5,867)	(7,756)

Change in net assets resulting from Class C capital transactions	$35,747	$58,081	$(1,742)	$(3,063)

Class I
Proceeds from shares issued	$971,337	$749,623	$147,037	$49,175
Distributions reinvested	183,814	135,181	23,288	31,662
Cost of shares redeemed	(804,519)	(558,012)	(114,553)	(100,951)

Change in net assets resulting from Class I capital transactions	$350,632	$326,792	$55,772	$(20,114)

Class R2
Proceeds from shares issued	$157	$44	$391	$65
Distributions reinvested	12	5	42	40
Cost of shares redeemed	(52)	(5)	(313)	(21)

Change in net assets resulting from Class R2 capital transactions	$117	$44	$120	$84

Class R3
Proceeds from shares issued	$501	$184	$—	$—
Distributions reinvested	61	27	—	—
Cost of shares redeemed	(126)	(41)	—	—

Change in net assets resulting from Class R3 capital transactions	$436	$170	$—	$—

Class R4
Proceeds from shares issued	$2,017	$4,852	$—	$—
Distributions reinvested	1,510	957	—	—
Cost of shares redeemed	(4,951)	(2,115)	—	—

Change in net assets resulting from Class R4 capital transactions	$(1,424)	$3,694	$—	$—

Class R5
Proceeds from shares issued	$23,475	$21,008	$674	$62
Distributions reinvested	10,290	8,803	517	621
Cost of shares redeemed	(37,782)	(26,114)	(6,310)	(1,088)

Change in net assets resulting from Class R5 capital transactions	$(4,017)	$3,697	$(5,119)	$(405)

Class R6
Proceeds from shares issued	$1,257,140	$705,912	$348,033	$259,016
Distributions reinvested	358,754	333,918	159,315	209,472
Cost of shares redeemed	(2,040,927)	(947,857)	(302,027)	(420,144)
Redemptions in-kind (See Note 8)	—	—	(1,200,715)	—

Change in net assets resulting from Class R6 capital transactions	$(425,033)	$91,973	$(995,394)	$48,344

Total change in net assets resulting from capital transactions	$(137,511)	$562,790	$(961,205)	$74,601

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	37

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Growth Advantage Fund		JPMorgan Mid Cap Equity Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
SHARE TRANSACTIONS:
Class A
Issued	19,559	19,276	2,661	2,159
Reinvested	8,088	7,186	853	952
Redeemed	(30,991)	(22,010)	(3,845)	(1,995)

Change in Class A Shares	(3,344)	4,452	(331)	1,116

Class C
Issued	8,221	8,466	54	45
Reinvested	4,615	4,060	43	63
Redeemed	(10,900)	(9,125)	(133)	(167)

Change in Class C Shares	1,936	3,401	(36)	(59)

Class I
Issued	42,055	34,535	3,117	996
Reinvested	8,317	6,986	501	719
Redeemed	(36,324)	(26,418)	(2,381)	(2,083)

Change in Class I Shares	14,048	15,103	1,237	(368)

Class R2
Issued	8	2	7	1
Reinvested	1	— (a)	1	1
Redeemed	(3)	— (a)	(6)	— (a)

Change in Class R2 Shares	6	2	2	2

Class R3
Issued	26	9	—	—
Reinvested	3	1	—	—
Redeemed	(6)	(2)	—	—

Change in Class R3 Shares	23	8	—	—

Class R4
Issued	90	238	—	—
Reinvested	68	50	—	—
Redeemed	(212)	(96)	—	—

Change in Class R4 Shares	(54)	192	—	—

Class R5
Issued	992	934	14	2
Reinvested	455	446	11	14
Redeemed	(1,630)	(1,188)	(125)	(22)

Change in Class R5 Shares	(183)	192	(100)	(6)

Class R6
Issued	53,895	31,785	7,401	5,236
Reinvested	15,742	16,814	3,444	4,754
Redeemed	(86,443)	(43,117)	(6,434)	(8,527)
Redemptions in-kind (See Note 8)	—	—	(25,455)	—

Change in Class R6 Shares	(16,806)	5,482	(21,044)	1,463

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

	JPMorgan Mid Cap Growth Fund		JPMorgan Mid Cap Value Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$143,119	$114,825	$209,763	$232,702
Distributions reinvested	80,011	61,839	69,743	101,729
Cost of shares redeemed	(203,777)	(170,138)	(484,932)	(588,500)

Change in net assets resulting from Class A capital transactions	$19,353	$6,526	$(205,426)	$(254,069)

Class C
Proceeds from shares issued	$11,326	$14,313	$12,682	$18,374
Distributions reinvested	8,149	6,348	5,516	10,374
Cost of shares redeemed	(22,446)	(24,318)	(56,184)	(86,785)

Change in net assets resulting from Class C capital transactions	$(2,971)	$(3,657)	$(37,986)	$(58,037)

Class I
Proceeds from shares issued	$306,997	$238,900	$900,902	$746,983
Distributions reinvested	71,080	63,129	123,076	166,354
Cost of shares redeemed	(382,936)	(444,249)	(1,051,200)	(1,161,145)

Change in net assets resulting from Class I capital transactions	$(4,859)	$(142,220)	$(27,222)	$(247,808)

Class L
Proceeds from shares issued	$—	$—	$1,165,380	$1,602,921
Distributions reinvested	—	—	394,599	713,339
Cost of shares redeemed	—	—	(3,139,666)	(4,636,220)

Change in net assets resulting from Class L capital transactions	$—	$—	$(1,579,687)	$(2,319,960)

Class R2
Proceeds from shares issued	$11,105	$15,230	$15,289	$14,477
Distributions reinvested	2,875	2,347	3,405	4,936
Cost of shares redeemed	(22,776)	(14,882)	(20,258)	(24,713)

Change in net assets resulting from Class R2 capital transactions	$(8,796)	$2,695	$(1,564)	$(5,300)

Class R3
Proceeds from shares issued	$17,057	$8,791	$15,417	$25,594
Distributions reinvested	2,669	1,655	3,652	4,297
Cost of shares redeemed	(11,619)	(9,229)	(14,432)	(17,703)

Change in net assets resulting from Class R3 capital transactions	$8,107	$1,217	$4,637	$12,188

Class R4
Proceeds from shares issued	$3,625	$4,725	$11,128	$11,792
Distributions reinvested	679	921	1,419	1,720
Cost of shares redeemed	(3,668)	(11,309)	(10,446)	(3,466)

Change in net assets resulting from Class R4 capital transactions	$636	$(5,663)	$2,101	$10,046

Class R5
Proceeds from shares issued	$143,113	$199,729	$14,343	$26,423
Distributions reinvested	31,744	17,215	4,992	5,681
Cost of shares redeemed	(169,555)	(109,050)	(29,341)	(19,629)

Change in net assets resulting from Class R5 capital transactions	$5,302	$107,894	$(10,006)	$12,475

Class R6
Proceeds from shares issued	$776,302	$565,276	$1,587,348	$2,480,879
Distributions reinvested	137,892	90,442	174,996	82,670
Cost of shares redeemed	(589,307)	(339,457)	(1,249,049)	(448,041)

Change in net assets resulting from Class R6 capital transactions	$324,887	$316,261	$513,295	$2,115,508

Total change in net assets resulting from capital transactions	$341,659	$283,053	$(1,341,858)	$(734,957)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	39

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Mid Cap Growth Fund		JPMorgan Mid Cap Value Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
SHARE TRANSACTIONS:
Class A
Issued	4,392	3,765	6,133	6,269
Reinvested	2,499	2,301	1,812	2,966
Redeemed	(6,309)	(5,639)	(14,044)	(15,628)

Change in Class A Shares	582	427	(6,099)	(6,393)

Class C
Issued	461	610	374	538
Reinvested	341	306	150	315
Redeemed	(930)	(1,023)	(1,787)	(2,429)

Change in Class C Shares	(128)	(107)	(1,263)	(1,576)

Class I
Issued	8,021	6,807	28,169	20,189
Reinvested	1,879	2,019	3,157	4,798
Redeemed	(10,235)	(12,716)	(31,853)	(30,988)

Change in Class I Shares	(335)	(3,890)	(527)	(6,001)

Class L
Issued	—	—	34,257	41,784
Reinvested	—	—	9,979	20,337
Redeemed	—	—	(87,974)	(124,718)

Change in Class L Shares	—	—	(43,738)	(62,597)

Class R2
Issued	313	460	458	404
Reinvested	82	80	93	150
Redeemed	(645)	(451)	(599)	(692)

Change in Class R2 Shares	(250)	89	(48)	(138)

Class R3
Issued	447	248	452	680
Reinvested	71	53	96	127
Redeemed	(307)	(267)	(421)	(469)

Change in Class R3 Shares	211	34	127	338

Class R4
Issued	94	134	308	313
Reinvested	18	30	37	50
Redeemed	(96)	(325)	(284)	(92)

Change in Class R4 Shares	16	(161)	61	271

Class R5
Issued	3,638	5,532	392	697
Reinvested	826	544	126	162
Redeemed	(4,377)	(3,055)	(798)	(517)

Change in Class R5 Shares	87	3,021	(280)	342

Class R6
Issued	19,998	15,732	44,485	66,731
Reinvested	3,570	2,842	4,428	2,355
Redeemed	(15,241)	(9,571)	(35,794)	(11,820)

Change in Class R6 Shares	8,327	9,003	13,119	57,266

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

	JPMorgan Value Advantage Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$225,893	$232,481
Distributions reinvested	42,378	70,886
Cost of shares redeemed	(562,591)	(426,883)

Change in net assets resulting from Class A capital transactions	$(294,320)	$(123,516)

Class C
Proceeds from shares issued	$31,902	$49,965
Distributions reinvested	14,740	28,077
Cost of shares redeemed	(152,885)	(149,047)

Change in net assets resulting from Class C capital transactions	$(106,243)	$(71,005)

Class I
Proceeds from shares issued	$873,832	$990,121
Distributions reinvested	87,746	145,394
Cost of shares redeemed	(965,662)	(990,428)

Change in net assets resulting from Class I capital transactions	$(4,084)	$145,087

Class L
Proceeds from shares issued	$566,706	$682,284
Distributions reinvested	96,694	161,936
Cost of shares redeemed	(1,203,324)	(1,552,416)

Change in net assets resulting from Class L capital transactions	$(539,924)	$(708,196)

Class R2
Proceeds from shares issued	$128	$33
Distributions reinvested	2	2
Cost of shares redeemed	(23)	(6)

Change in net assets resulting from Class R2 capital transactions	$107	$29

Class R3
Proceeds from shares issued	$359	$1,084
Distributions reinvested	69	109
Cost of shares redeemed	(887)	(69)

Change in net assets resulting from Class R3 capital transactions	$(459)	$1,124

Class R4
Proceeds from shares issued	$23,194	$4,132
Distributions reinvested	1,174	1,103
Cost of shares redeemed	(8,710)	(2,174)

Change in net assets resulting from Class R4 capital transactions	$15,658	$3,061

Class R5
Proceeds from shares issued	$2,112	$2,695
Distributions reinvested	334	451
Cost of shares redeemed	(3,498)	(1,340)

Change in net assets resulting from Class R5 capital transactions	$(1,052)	$1,806

Class R6
Proceeds from shares issued	$2,406,252	$581,176
Distributions reinvested	203,530	263,676
Cost of shares redeemed	(1,822,940)	(714,971)

Change in net assets resulting from Class R6 capital transactions	$786,842	$129,881

Total change in net assets resulting from capital transactions	$(143,475)	$(621,729)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	41

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Value Advantage Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019
SHARE TRANSACTIONS:
Class A
Issued	7,038	6,752
Reinvested	1,145	2,205
Redeemed	(17,957)	(12,282)

Change in Class A Shares	(9,774)	(3,325)

Class C
Issued	966	1,459
Reinvested	401	875
Redeemed	(4,876)	(4,326)

Change in Class C Shares	(3,509)	(1,992)

Class I
Issued	28,338	28,239
Reinvested	2,357	4,502
Redeemed	(30,342)	(28,665)

Change in Class I Shares	353	4,076

Class L
Issued	17,778	19,446
Reinvested	2,596	5,015
Redeemed	(38,762)	(43,889)

Change in Class L Shares	(18,388)	(19,428)

Class R2
Issued	5	1
Reinvested	— (a)	— (a)
Redeemed	(1)	— (a)

Change in Class R2 Shares	4	1

Class R3
Issued	11	31
Reinvested	2	3
Redeemed	(25)	(2)

Change in Class R3 Shares	(12)	32

Class R4
Issued	741	120
Reinvested	32	34
Redeemed	(250)	(62)

Change in Class R4 Shares	523	92

Class R5
Issued	62	77
Reinvested	9	14
Redeemed	(110)	(38)

Change in Class R5 Shares	(39)	53

Class R6
Issued	70,239	16,654
Reinvested	5,469	8,179
Redeemed	(55,634)	(20,665)

Change in Class R6 Shares	20,074	4,168

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	43

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
JPMorgan Growth Advantage Fund
Class A
Year Ended June 30, 2020	$21.78	$(0.08)	$5.74	$5.66	$(2.17)
Year Ended June 30, 2019	21.73	(0.08)	1.89	1.81	(1.76)
Year Ended June 30, 2018	17.95	(0.12)	4.74	4.62	(0.84)
Year Ended June 30, 2017	14.42	(0.09)	3.62	3.53	—
Year Ended June 30, 2016	15.74	(0.08)	(0.71)	(0.79)	(0.53)

Class C
Year Ended June 30, 2020	18.86	(0.16)	4.89	4.73	(2.17)
Year Ended June 30, 2019	19.16	(0.16)	1.62	1.46	(1.76)
Year Ended June 30, 2018	15.99	(0.19)	4.20	4.01	(0.84)
Year Ended June 30, 2017	12.91	(0.15)	3.23	3.08	—
Year Ended June 30, 2016	14.22	(0.14)	(0.64)	(0.78)	(0.53)

Class I
Year Ended June 30, 2020	22.53	(0.02)	5.95	5.93	(2.17)
Year Ended June 30, 2019	22.36	(0.03)	1.96	1.93	(1.76)
Year Ended June 30, 2018	18.40	(0.07)	4.87	4.80	(0.84)
Year Ended June 30, 2017	14.75	(0.05)	3.70	3.65	—
Year Ended June 30, 2016	16.06	(0.06)	(0.72)	(0.78)	(0.53)

Class R2
Year Ended June 30, 2020	21.67	(0.13)	5.68	5.55	(2.17)
Year Ended June 30, 2019	21.68	(0.13)	1.88	1.75	(1.76)
July 31, 2017 (f) through June 30, 2018	18.47	(0.14)	4.19	4.05	(0.84)

Class R3
Year Ended June 30, 2020	21.79	(0.08)	5.73	5.65	(2.17)
Year Ended June 30, 2019	21.74	(0.07)	1.88	1.81	(1.76)
Year Ended June 30, 2018	17.96	(0.11)	4.73	4.62	(0.84)
May 31, 2017 (f) through June 30, 2017	17.85	(0.01)	0.12	0.11	—

Class R4
Year Ended June 30, 2020	22.53	(0.02)	5.95	5.93	(2.17)
Year Ended June 30, 2019	22.36	(0.03)	1.96	1.93	(1.76)
Year Ended June 30, 2018	18.40	(0.03)	4.83	4.80	(0.84)
May 31, 2017 (f) through June 30, 2017	18.29	— (g)	0.11	0.11	—

Class R5
Year Ended June 30, 2020	23.00	0.01	6.09	6.10	(2.17)
Year Ended June 30, 2019	22.76	0.01	1.99	2.00	(1.76)
Year Ended June 30, 2018	18.69	(0.04)	4.95	4.91	(0.84)
Year Ended June 30, 2017	14.96	(0.03)	3.76	3.73	—
Year Ended June 30, 2016	16.25	(0.03)	(0.73)	(0.76)	(0.53)

Class R6
Year Ended June 30, 2020	23.15	0.03	6.15	6.18	(2.17)
Year Ended June 30, 2019	22.87	0.03	2.01	2.04	(1.76)
Year Ended June 30, 2018	18.76	(0.02)	4.97	4.95	(0.84)
Year Ended June 30, 2017	15.00	(0.01)	3.77	3.76	—
Year Ended June 30, 2016	16.27	(0.01)	(0.73)	(0.74)	(0.53)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.
(g)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$25.27	27.87%	$2,032,870	1.14%	(0.36)%	1.16%	47%
21.78	9.63	1,825,607	1.14	(0.38)	1.25	40
21.73	26.22	1,724,681	1.16	(0.57)	1.25	31
17.95	24.48	1,550,092	1.24	(0.56)	1.32	34
14.42	(5.07)	1,643,136	1.25	(0.55)	1.35	46

21.42	27.20	942,512	1.64	(0.86)	1.66	47
18.86	9.06	793,489	1.64	(0.88)	1.75	40
19.16	25.60	740,817	1.66	(1.07)	1.76	31
15.99	23.86	605,999	1.74	(1.06)	1.82	34
12.91	(5.55)	594,190	1.75	(1.04)	1.85	46

26.29	28.15	2,827,894	0.89	(0.11)	0.90	47
22.53	9.91	2,107,041	0.89	(0.12)	1.00	40
22.36	26.56	1,753,505	0.92	(0.32)	1.00	31
18.40	24.75	1,691,899	1.00	(0.31)	1.04	34
14.75	(4.91)	922,981	1.08	(0.41)	1.09	46

25.05	27.48	239	1.39	(0.59)	1.88	47
21.67	9.36	88	1.39	(0.61)	2.24	40
21.68	22.39	43	1.41	(0.77)	1.59	31

25.27	27.80	1,076	1.14	(0.36)	1.24	47
21.79	9.63	448	1.14	(0.36)	1.40	40
21.74	26.20	266	1.15	(0.53)	1.28	31
17.96	0.62	20	1.25	(0.55)	1.25	34

26.29	28.15	17,739	0.89	(0.11)	0.90	47
22.53	9.91	16,423	0.89	(0.12)	1.00	40
22.36	26.56	12,005	0.88	(0.16)	1.00	31
18.40	0.60	20	0.99	(0.29)	1.00	34

26.93	28.32	133,780	0.74	0.04	0.76	47
23.00	10.05	118,449	0.74	0.02	0.85	40
22.76	26.74	112,830	0.77	(0.18)	0.85	31
18.69	24.93	95,952	0.85	(0.17)	0.88	34
14.96	(4.72)	82,358	0.89	(0.20)	0.90	46

27.16	28.49	4,854,095	0.64	0.14	0.65	47
23.15	10.18	4,527,544	0.64	0.12	0.75	40
22.87	26.86	4,347,440	0.67	(0.07)	0.75	31
18.76	25.07	3,153,928	0.74	(0.06)	0.75	34
15.00	(4.59)	2,720,935	0.76	(0.07)	0.76	46

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	45

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Mid Cap Equity Fund
Class A
Year Ended June 30, 2020	$50.52	$0.13	$0.78	$0.91	$(0.30)	$(3.93)	$(4.23)
Year Ended June 30, 2019	51.57	0.18	4.04	4.22	(0.13)	(5.14)	(5.27)
Year Ended June 30, 2018	48.53	— (d)	5.89	5.89	—	(2.85)	(2.85)
Year Ended June 30, 2017	42.95	(0.02)	7.02	7.00	(0.05)	(1.37)	(1.42)
Year Ended June 30, 2016	47.12	(0.01)	(2.02)	(2.03)	(0.03)	(2.11)	(2.14)

Class C
Year Ended June 30, 2020	48.32	(0.10)	0.71	0.61	(0.05)	(3.93)	(3.98)
Year Ended June 30, 2019	49.66	(0.04)	3.84	3.80	—	(5.14)	(5.14)
Year Ended June 30, 2018	47.05	(0.24)	5.70	5.46	—	(2.85)	(2.85)
Year Ended June 30, 2017	41.85	(0.25)	6.82	6.57	—	(1.37)	(1.37)
Year Ended June 30, 2016	46.16	(0.23)	(1.97)	(2.20)	—	(2.11)	(2.11)

Class I
Year Ended June 30, 2020	51.35	0.25	0.80	1.05	(0.40)	(3.93)	(4.33)
Year Ended June 30, 2019	52.32	0.33	4.07	4.40	(0.23)	(5.14)	(5.37)
Year Ended June 30, 2018	49.13	0.14	5.97	6.11	(0.07)	(2.85)	(2.92)
Year Ended June 30, 2017	43.41	0.14	7.09	7.23	(0.14)	(1.37)	(1.51)
Year Ended June 30, 2016	47.47	0.11	(1.99)	(1.88)	(0.07)	(2.11)	(2.18)

Class R2
Year Ended June 30, 2020	49.96	0.01	0.76	0.77	(0.16)	(3.93)	(4.09)
Year Ended June 30, 2019	51.08	0.05	4.00	4.05	(0.03)	(5.14)	(5.17)
Year Ended June 30, 2018	48.21	(0.14)	5.86	5.72	—	(2.85)	(2.85)
Year Ended June 30, 2017	42.75	(0.14)	6.98	6.84	(0.01)	(1.37)	(1.38)
Year Ended June 30, 2016	46.98	(0.13)	(1.99)	(2.12)	—	(2.11)	(2.11)

Class R5
Year Ended June 30, 2020	51.37	0.30	0.83	1.13	(0.46)	(3.93)	(4.39)
Year Ended June 30, 2019	52.35	0.41	4.06	4.47	(0.31)	(5.14)	(5.45)
Year Ended June 30, 2018	49.17	0.24	5.94	6.18	(0.15)	(2.85)	(3.00)
Year Ended June 30, 2017	43.43	0.18	7.11	7.29	(0.18)	(1.37)	(1.55)
Year Ended June 30, 2016	47.49	0.18	(2.03)	(1.85)	(0.10)	(2.11)	(2.21)

Class R6
Year Ended June 30, 2020	51.41	0.37	0.81	1.18	(0.52)	(3.93)	(4.45)
Year Ended June 30, 2019	52.39	0.43	4.09	4.52	(0.36)	(5.14)	(5.50)
Year Ended June 30, 2018	49.18	0.27	5.96	6.23	(0.17)	(2.85)	(3.02)
Year Ended June 30, 2017	43.44	0.21	7.09	7.30	(0.19)	(1.37)	(1.56)
Year Ended June 30, 2016	47.49	0.20	(2.02)	(1.82)	(0.12)	(2.11)	(2.23)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$47.20	2.20%	$405,857	1.14%	0.28%	1.26%	49%
50.52	9.92	451,118	1.13	0.37	1.26	34
51.57	12.37	402,897	1.17	0.01	1.25	31
48.53	16.61	378,055	1.24	(0.05)	1.37	38
42.95	(4.17)	335,424	1.25	(0.03)	1.43	39

44.95	1.69	20,753	1.64	(0.23)	1.76	49
48.32	9.37	24,071	1.63	(0.09)	1.76	34
49.66	11.83	27,666	1.67	(0.50)	1.76	31
47.05	16.01	30,596	1.74	(0.56)	1.92	38
41.85	(4.64)	32,045	1.75	(0.54)	1.96	39

48.07	2.46	341,317	0.89	0.53	1.01	49
51.35	10.20	301,071	0.88	0.65	1.00	34
52.32	12.68	326,026	0.89	0.26	1.00	31
49.13	17.01	778,378	0.89	0.30	1.08	38
43.41	(3.81)	622,440	0.90	0.25	1.20	39

46.64	1.96	623	1.39	0.03	1.55	49
49.96	9.63	524	1.38	0.10	1.57	34
51.08	12.09	443	1.43	(0.28)	1.57	31
48.21	16.30	600	1.49	(0.31)	1.69	38
42.75	(4.38)	688	1.50	(0.30)	1.81	39

48.11	2.62	871	0.74	0.61	0.86	49
51.37	10.37	6,073	0.73	0.81	0.86	34
52.35	12.83	6,499	0.75	0.47	0.85	31
49.17	17.14	1,804	0.79	0.40	0.87	38
43.43	(3.73)	2,840	0.80	0.42	0.91	39

48.14	2.72	867,761	0.64	0.75	0.76	49
51.41	10.48	2,008,540	0.63	0.87	0.75	34
52.39	12.93	1,970,177	0.67	0.51	0.75	31
49.18	17.18	1,619,045	0.74	0.45	0.75	38
43.44	(3.66)	1,370,912	0.74	0.46	0.77	39

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	47

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
JPMorgan Mid Cap Growth Fund
Class A
Year Ended June 30, 2020	$32.94	$(0.20)	$6.50	$6.30	$(2.81)
Year Ended June 30, 2019	30.84	(0.17)	4.42	4.25	(2.15)
Year Ended June 30, 2018	27.99	(0.19)	5.18	4.99	(2.14)
Year Ended June 30, 2017	23.43	(0.14)	4.71	4.57	(0.01)
Year Ended June 30, 2016	27.71	(0.15)	(2.67)	(2.82)	(1.46)

Class C
Year Ended June 30, 2020	25.34	(0.28)	4.90	4.62	(2.81)
Year Ended June 30, 2019	24.37	(0.25)	3.37	3.12	(2.15)
Year Ended June 30, 2018	22.64	(0.27)	4.14	3.87	(2.14)
Year Ended June 30, 2017	19.05	(0.22)	3.82	3.60	(0.01)
Year Ended June 30, 2016	22.93	(0.22)	(2.20)	(2.42)	(1.46)

Class I
Year Ended June 30, 2020	38.37	(0.12)	7.67	7.55	(2.81)
Year Ended June 30, 2019	35.44	(0.09)	5.17	5.08	(2.15)
Year Ended June 30, 2018	31.79	(0.10)	5.89	5.79	(2.14)
Year Ended June 30, 2017	26.52	(0.07)	5.35	5.28	(0.01)
Year Ended June 30, 2016	31.06	(0.09)	(2.99)	(3.08)	(1.46)

Class R2
Year Ended June 30, 2020	35.91	(0.31)	7.11	6.80	(2.81)
Year Ended June 30, 2019	33.49	(0.27)	4.84	4.57	(2.15)
Year Ended June 30, 2018	30.31	(0.28)	5.60	5.32	(2.14)
Year Ended June 30, 2017	25.41	(0.21)	5.12	4.91	(0.01)
Year Ended June 30, 2016	29.96	(0.18)	(2.91)	(3.09)	(1.46)

Class R3
Year Ended June 30, 2020	38.01	(0.23)	7.56	7.33	(2.81)
Year Ended June 30, 2019	35.23	(0.20)	5.13	4.93	(2.15)
Year Ended June 30, 2018	31.71	(0.19)	5.85	5.66	(2.14)
September 9, 2016 (f) through June 30, 2017	27.06	(0.13)	4.79	4.66	(0.01)

Class R4
Year Ended June 30, 2020	38.30	(0.14)	7.65	7.51	(2.81)
Year Ended June 30, 2019	35.40	(0.11)	5.16	5.05	(2.15)
Year Ended June 30, 2018	31.77	(0.12)	5.89	5.77	(2.14)
September 9, 2016 (f) through June 30, 2017	27.06	(0.06)	4.78	4.72	(0.01)

Class R5
Year Ended June 30, 2020	38.90	(0.06)	7.78	7.72	(2.81)
Year Ended June 30, 2019	35.85	(0.04)	5.24	5.20	(2.15)
Year Ended June 30, 2018	32.09	(0.06)	5.96	5.90	(2.14)
Year Ended June 30, 2017	26.74	(0.03)	5.39	5.36	(0.01)
Year Ended June 30, 2016	31.26	(0.03)	(3.03)	(3.06)	(1.46)

Class R6
Year Ended June 30, 2020	39.09	(0.04)	7.83	7.79	(2.81)
Year Ended June 30, 2019	36.00	(0.02)	5.26	5.24	(2.15)
Year Ended June 30, 2018	32.20	(0.04)	5.98	5.94	(2.14)
Year Ended June 30, 2017	26.82	(0.02)	5.41	5.39	(0.01)
Year Ended June 30, 2016	31.33	(0.02)	(3.03)	(3.05)	(1.46)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$36.43	20.30%	$1,141,467	1.24%	(0.62)%	1.27%	63%
32.94	15.37	1,012,686	1.23	(0.56)	1.28	54
30.84	18.39	934,982	1.23	(0.62)	1.30	56
27.99	19.52	915,226	1.23	(0.56)	1.36	41
23.43	(10.29)	949,148	1.24	(0.59)	1.40	56

27.15	19.72	86,046	1.74	(1.12)	1.75	63
25.34	14.78	83,558	1.73	(1.06)	1.75	54
24.37	17.76	82,939	1.73	(1.12)	1.76	56
22.64	18.92	90,640	1.73	(1.06)	1.85	41
19.05	(10.70)	96,729	1.74	(1.08)	1.90	56

43.11	20.70	1,205,433	0.93	(0.31)	1.00	63
38.37	15.73	1,085,728	0.92	(0.25)	1.00	54
35.44	18.72	1,140,704	0.92	(0.30)	1.00	56
31.79	19.92	1,050,151	0.92	(0.25)	1.08	41
26.52	(10.01)	929,489	0.93	(0.31)	1.13	56

39.90	20.00	39,404	1.49	(0.87)	1.55	63
35.91	15.10	44,453	1.48	(0.81)	1.55	54
33.49	18.06	38,486	1.48	(0.87)	1.57	56
30.31	19.34	35,242	1.42	(0.74)	1.69	41
25.41	(10.42)	32,092	1.40	(0.71)	1.71	56

42.53	20.30	42,573	1.24	(0.61)	1.25	63
38.01	15.38	30,023	1.23	(0.56)	1.25	54
35.23	18.34	26,638	1.23	(0.54)	1.26	56
31.71	17.24	152	1.23	(0.54)	1.42	41

43.00	20.63	11,194	0.99	(0.37)	1.00	63
38.30	15.66	9,343	0.98	(0.31)	1.00	54
35.40	18.66	14,320	0.98	(0.33)	1.01	56
31.77	17.46	129	0.98	(0.23)	1.10	41

43.81	20.86	519,097	0.79	(0.17)	0.85	63
38.90	15.89	457,513	0.78	(0.11)	0.85	54
35.85	18.89	313,336	0.78	(0.16)	0.85	56
32.09	20.06	247,068	0.78	(0.10)	0.89	41
26.74	(9.87)	224,498	0.79	(0.13)	0.91	56

44.07	20.94	2,435,853	0.74	(0.11)	0.75	63
39.09	15.94	1,835,188	0.73	(0.05)	0.75	54
36.00	18.95	1,365,839	0.73	(0.11)	0.76	56
32.20	20.11	749,670	0.73	(0.06)	0.76	41
26.82	(9.82)	619,527	0.73	(0.06)	0.77	56

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	49

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Mid Cap Value Fund
Class A
Year Ended June 30, 2020	$38.02	$0.33	$(5.35)	$(5.02)	$(0.33)	$(1.55)	$(1.88)
Year Ended June 30, 2019	39.24	0.45	0.87	1.32	(0.38)	(2.16)	(2.54)
Year Ended June 30, 2018	37.80	0.20	2.14	2.34	(0.18)	(0.72)	(0.90)
Year Ended June 30, 2017	35.41	0.17	4.60	4.77	(0.14)	(2.24)	(2.38)
Year Ended June 30, 2016	36.98	0.19	0.33	0.52	(0.14)	(1.95)	(2.09)

Class C
Year Ended June 30, 2020	36.44	0.14	(5.14)	(5.00)	(0.12)	(1.55)	(1.67)
Year Ended June 30, 2019	37.68	0.26	0.83	1.09	(0.17)	(2.16)	(2.33)
Year Ended June 30, 2018	36.35	(0.02)	2.07	2.05	—	(0.72)	(0.72)
Year Ended June 30, 2017	34.17	(0.02)	4.44	4.42	—	(2.24)	(2.24)
Year Ended June 30, 2016	35.79	0.01	0.32	0.33	—	(1.95)	(1.95)

Class I
Year Ended June 30, 2020	38.48	0.43	(5.42)	(4.99)	(0.43)	(1.55)	(1.98)
Year Ended June 30, 2019	39.70	0.54	0.88	1.42	(0.48)	(2.16)	(2.64)
Year Ended June 30, 2018	38.24	0.30	2.16	2.46	(0.28)	(0.72)	(1.00)
Year Ended June 30, 2017	35.79	0.27	4.66	4.93	(0.24)	(2.24)	(2.48)
Year Ended June 30, 2016	37.36	0.28	0.33	0.61	(0.23)	(1.95)	(2.18)

Class L
Year Ended June 30, 2020	38.99	0.52	(5.48)	(4.96)	(0.52)	(1.55)	(2.07)
Year Ended June 30, 2019	40.21	0.62	0.90	1.52	(0.58)	(2.16)	(2.74)
Year Ended June 30, 2018	38.70	0.40	2.20	2.60	(0.37)	(0.72)	(1.09)
Year Ended June 30, 2017	36.19	0.36	4.71	5.07	(0.32)	(2.24)	(2.56)
Year Ended June 30, 2016	37.76	0.37	0.33	0.70	(0.32)	(1.95)	(2.27)

Class R2
Year Ended June 30, 2020	36.35	0.23	(5.11)	(4.88)	(0.25)	(1.55)	(1.80)
Year Ended June 30, 2019	37.64	0.31	0.86	1.17	(0.30)	(2.16)	(2.46)
Year Ended June 30, 2018	36.33	0.10	2.05	2.15	(0.12)	(0.72)	(0.84)
Year Ended June 30, 2017	34.14	0.07	4.43	4.50	(0.07)	(2.24)	(2.31)
Year Ended June 30, 2016	35.73	0.10	0.32	0.42	(0.06)	(1.95)	(2.01)

Class R3
Year Ended June 30, 2020	37.70	0.33	(5.30)	(4.97)	(0.35)	(1.55)	(1.90)
Year Ended June 30, 2019	38.97	0.39	0.91	1.30	(0.41)	(2.16)	(2.57)
Year Ended June 30, 2018	37.67	0.21	2.11	2.32	(0.30)	(0.72)	(1.02)
September 9, 2016 (f) through June 30, 2017	35.78	0.26	4.15	4.41	(0.28)	(2.24)	(2.52)

Class R4
Year Ended June 30, 2020	38.29	0.43	(5.40)	(4.97)	(0.43)	(1.55)	(1.98)
Year Ended June 30, 2019	39.56	0.50	0.90	1.40	(0.51)	(2.16)	(2.67)
Year Ended June 30, 2018	38.16	0.33	2.13	2.46	(0.34)	(0.72)	(1.06)
September 9, 2016 (f) through June 30, 2017	36.18	0.38	4.15	4.53	(0.31)	(2.24)	(2.55)

Class R5
Year Ended June 30, 2020	38.93	0.49	(5.48)	(4.99)	(0.49)	(1.55)	(2.04)
Year Ended June 30, 2019	40.15	0.58	0.90	1.48	(0.54)	(2.16)	(2.70)
Year Ended June 30, 2018	38.67	0.38	2.17	2.55	(0.35)	(0.72)	(1.07)
September 9, 2016 (f) through June 30, 2017	36.60	0.36	4.28	4.64	(0.33)	(2.24)	(2.57)

Class R6
Year Ended June 30, 2020	38.97	0.52	(5.47)	(4.95)	(0.53)	(1.55)	(2.08)
Year Ended June 30, 2019	40.19	0.58	0.94	1.52	(0.58)	(2.16)	(2.74)
Year Ended June 30, 2018	38.69	0.43	2.16	2.59	(0.37)	(0.72)	(1.09)
September 9, 2016 (f) through June 30, 2017	36.60	0.32	4.34	4.66	(0.33)	(2.24)	(2.57)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$31.12	(14.13)%	$1,171,139	1.24%	0.93%	1.24%	18%
38.02	4.12	1,662,841	1.23	1.20	1.25	11
39.24	6.20	1,967,162	1.23	0.51	1.26	13
37.80	13.83	2,149,689	1.23	0.45	1.36	23
35.41	1.85	2,302,567	1.24	0.54	1.41	20

29.77	(14.58)	84,827	1.73	0.42	1.74	18
36.44	3.59	149,839	1.73	0.72	1.74	11
37.68	5.65	214,331	1.74	(0.06)	1.75	13
36.35	13.27	452,351	1.74	(0.06)	1.80	23
34.17	1.35	549,619	1.75	0.03	1.83	20

31.51	(13.93)	2,164,300	0.98	1.20	0.99	18
38.48	4.38	2,662,983	0.98	1.41	0.99	11
39.70	6.44	2,985,882	0.98	0.77	1.00	13
38.24	14.15	2,902,646	0.98	0.72	1.07	23
35.79	2.11	2,332,160	0.99	0.80	1.11	20

31.96	(13.71)	5,976,033	0.75	1.41	0.84	18
38.99	4.63	8,996,364	0.74	1.61	0.85	11
40.21	6.73	11,795,588	0.74	1.00	0.86	13
38.70	14.39	12,478,637	0.74	0.96	0.91	23
36.19	2.35	10,313,629	0.75	1.04	0.94	20

29.67	(14.36)	59,200	1.49	0.69	1.50	18
36.35	3.86	74,236	1.49	0.87	1.50	11
37.64	5.93	82,108	1.49	0.26	1.51	13
36.33	13.53	85,287	1.49	0.21	1.65	23
34.14	1.61	66,167	1.50	0.29	1.75	20

30.83	(14.13)	63,836	1.23	0.96	1.24	18
37.70	4.12	73,299	1.24	1.04	1.25	11
38.97	6.17	62,576	1.24	0.55	1.25	13
37.67	12.70	19,262	1.24	0.87	1.35	23

31.34	(13.93)	24,576	0.98	1.21	0.99	18
38.29	4.38	27,681	0.98	1.32	0.99	11
39.56	6.45	17,859	0.99	0.83	1.00	13
38.16	12.89	3,537	0.99	1.26	1.10	23

31.90	(13.79)	69,110	0.83	1.34	0.83	18
38.93	4.52	95,243	0.83	1.50	0.84	11
40.15	6.61	84,457	0.84	0.96	0.85	13
38.67	13.06	30,334	0.84	1.18	1.02	23

31.94	(13.70)	3,101,566	0.73	1.46	0.74	18
38.97	4.63	3,272,999	0.73	1.52	0.74	11
40.19	6.71	1,073,888	0.74	1.08	0.75	13
38.69	13.13	281,269	0.74	1.05	0.75	23

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	51

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Value Advantage Fund
Class A
Year Ended June 30, 2020	$35.46	$0.49		$(5.04)	$(4.55)	$(0.45)	$(0.93)	$(1.38)
Year Ended June 30, 2019	35.38	0.55		1.68	2.23	(0.46)	(1.69)	(2.15)
Year Ended June 30, 2018	33.40	0.35	(f)	2.26	2.61	(0.28)	(0.35)	(0.63)
Year Ended June 30, 2017	28.66	0.27		4.77	5.04	(0.30)	—	(0.30)
Year Ended June 30, 2016	29.84	0.27		(0.99)	(0.72)	(0.17)	(0.29)	(0.46)

Class C
Year Ended June 30, 2020	35.29	0.32		(5.04)	(4.72)	(0.26)	(0.93)	(1.19)
Year Ended June 30, 2019	35.20	0.38		1.68	2.06	(0.28)	(1.69)	(1.97)
Year Ended June 30, 2018	33.20	0.18	(f)	2.24	2.42	(0.07)	(0.35)	(0.42)
Year Ended June 30, 2017	28.52	0.11		4.74	4.85	(0.17)	—	(0.17)
Year Ended June 30, 2016	29.72	0.14		(0.99)	(0.85)	(0.06)	(0.29)	(0.35)

Class I
Year Ended June 30, 2020	35.67	0.57		(5.06)	(4.49)	(0.54)	(0.93)	(1.47)
Year Ended June 30, 2019	35.60	0.62		1.70	2.32	(0.56)	(1.69)	(2.25)
Year Ended June 30, 2018	33.62	0.44	(f)	2.28	2.72	(0.39)	(0.35)	(0.74)
Year Ended June 30, 2017	28.86	0.35		4.80	5.15	(0.39)	—	(0.39)
Year Ended June 30, 2016	29.99	0.33		(0.98)	(0.65)	(0.19)	(0.29)	(0.48)

Class L
Year Ended June 30, 2020	35.69	0.63		(5.07)	(4.44)	(0.59)	(0.93)	(1.52)
Year Ended June 30, 2019	35.62	0.72		1.64	2.36	(0.60)	(1.69)	(2.29)
Year Ended June 30, 2018	33.63	0.50	(f)	2.29	2.79	(0.45)	(0.35)	(0.80)
Year Ended June 30, 2017	28.86	0.41		4.82	5.23	(0.46)	—	(0.46)
Year Ended June 30, 2016	30.06	0.43		(1.02)	(0.59)	(0.32)	(0.29)	(0.61)

Class R2
Year Ended June 30, 2020	35.24	0.40		(5.01)	(4.61)	(0.39)	(0.93)	(1.32)
Year Ended June 30, 2019	35.22	0.48		1.65	2.13	(0.42)	(1.69)	(2.11)
July 31, 2017 (g) through June 30, 2018	34.04	0.25	(f)	1.64	1.89	(0.36)	(0.35)	(0.71)

Class R3
Year Ended June 30, 2020	35.08	0.48		(4.98)	(4.50)	(0.44)	(0.93)	(1.37)
Year Ended June 30, 2019	35.11	0.49		1.71	2.20	(0.54)	(1.69)	(2.23)
Year Ended June 30, 2018	33.24	0.35	(f)	2.26	2.61	(0.39)	(0.35)	(0.74)
September 9, 2016 (g) through June 30, 2017	29.33	0.29		4.06	4.35	(0.44)	—	(0.44)

Class R4
Year Ended June 30, 2020	35.52	0.57		(5.04)	(4.47)	(0.56)	(0.93)	(1.49)
Year Ended June 30, 2019	35.47	0.62		1.69	2.31	(0.57)	(1.69)	(2.26)
Year Ended June 30, 2018	33.55	0.51	(f)	2.20	2.71	(0.44)	(0.35)	(0.79)
September 9, 2016 (g) through June 30, 2017	29.56	0.27		4.18	4.45	(0.46)	—	(0.46)

Class R5
Year Ended June 30, 2020	35.62	0.63		(5.05)	(4.42)	(0.60)	(0.93)	(1.53)
Year Ended June 30, 2019	35.57	0.65		1.71	2.36	(0.62)	(1.69)	(2.31)
Year Ended June 30, 2018	33.59	0.50	(f)	2.28	2.78	(0.45)	(0.35)	(0.80)
September 9, 2016 (g) through June 30, 2017	29.57	0.30		4.20	4.50	(0.48)	—	(0.48)

Class R6
Year Ended June 30, 2020	35.67	0.66		(5.06)	(4.40)	(0.63)	(0.93)	(1.56)
Year Ended June 30, 2019	35.60	0.71		1.70	2.41	(0.65)	(1.69)	(2.34)
Year Ended June 30, 2018	33.61	0.54	(f)	2.26	2.80	(0.46)	(0.35)	(0.81)
September 9, 2016 (g) through June 30, 2017	29.57	0.36		4.17	4.53	(0.49)	—	(0.49)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$29.53	(13.60)%	$736,715	1.14%	1.45%		1.16%	29%
35.46	7.00	1,231,325	1.14	1.59		1.25	15
35.38	7.81	1,346,080	1.17	1.01	(f)	1.25	23
33.40	17.60	1,432,370	1.24	0.85		1.36	24
28.66	(2.34)	2,045,698	1.24	0.98		1.43	26

29.38	(14.04)	332,229	1.64	0.94		1.66	29
35.29	6.45	522,878	1.64	1.08		1.75	15
35.20	7.27	591,602	1.67	0.51	(f)	1.75	23
33.20	17.02	746,521	1.74	0.34		1.81	24
28.52	(2.82)	728,800	1.74	0.49		1.85	26

29.71	(13.39)	2,047,640	0.89	1.70		0.90	29
35.67	7.28	2,445,747	0.89	1.76		0.99	15
35.60	8.07	2,296,056	0.92	1.26	(f)	1.00	23
33.62	17.89	2,165,577	0.99	1.09		1.04	24
28.86	(2.10)	1,414,635	0.99	1.16		1.05	26

29.73	(13.26)	1,593,954	0.74	1.85		0.75	29
35.69	7.41	2,569,596	0.74	2.04		0.84	15
35.62	8.29	3,255,993	0.74	1.42	(f)	0.85	23
33.63	18.17	3,643,327	0.75	1.32		0.87	24
28.86	(1.87)	5,901,818	0.74	1.50		0.88	26

29.31	(13.82)	182	1.39	1.27		1.55	29
35.24	6.72	69	1.39	1.40		2.14	15
35.22	5.54	38	1.41	0.78	(f)	1.61	23

29.21	(13.60)	1,519	1.14	1.43		1.18	29
35.08	7.00	2,241	1.14	1.44		1.26	15
35.11	7.82	1,132	1.15	1.01	(f)	1.28	23
33.24	14.87	385	1.24	1.09		1.36	24

29.56	(13.40)	32,555	0.88	1.74		0.90	29
35.52	7.27	20,538	0.89	1.79		0.99	15
35.47	8.07	17,231	0.89	1.43	(f)	1.00	23
33.55	15.10	34	1.00	1.05		1.08	24

29.67	(13.25)	5,529	0.74	1.85		0.75	29
35.62	7.41	8,018	0.74	1.85		0.84	15
35.57	8.25	6,114	0.76	1.41	(f)	0.88	23
33.59	15.27	422	0.83	1.14		0.89	24

29.71	(13.18)	3,949,596	0.64	1.96		0.65	29
35.67	7.57	4,025,348	0.64	2.02		0.74	15
35.60	8.31	3,869,991	0.67	1.52	(f)	0.75	23
33.61	15.35	3,069,390	0.74	1.39		0.75	24

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	53

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (collectively, the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”), an open-end management investment company, was organized as a Massachusetts business trust on September 23, 1997.

J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG,” and with JPM I, JPM II and JPMMFIT, collectively, the “Trusts”), an open-end management investment company, was organized as a Maryland corporation on August 19, 1997.

The following are 5 separate funds of the Trusts (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversification Classification
JPMorgan Growth Advantage Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPMMFIT	Diversified
JPMorgan Mid Cap Equity Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan Mid Cap Growth Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Mid Cap Value Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPMFMFG	Diversified
JPMorgan Value Advantage Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified

The investment objective of JPMorgan Growth Advantage Fund (“Growth Advantage Fund”) and JPMorgan Mid Cap Equity Fund (“Mid Cap Equity Fund”) is to seek to provide long-term capital growth.

The investment objective of JPMorgan Mid Cap Growth Fund (“Mid Cap Growth Fund”) is to seek growth of capital.

The investment objective of JPMorgan Mid Cap Value Fund (“Mid Cap Value Fund”) is to seek growth from capital appreciation.

The investment objective of JPMorgan Value Advantage Fund (“Value Advantage Fund”) is to seek to provide long-term total return from a combination of income and capital gains.

Class L Shares of the Mid Cap Value Fund and the Value Advantage Fund are publicly offered only on a limited basis. Investors are not eligible to purchase Class L Shares of these Funds unless they meet certain requirements as described in the Funds’ prospectuses.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectuses. Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Boards of Trustees of the Trusts (the “Boards”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security

54	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Boards.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Boards. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Growth Advantage Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$11,129,848	$—	$—	$11,129,848

Mid Cap Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,637,187	$—	$—	$1,637,187

Mid Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$5,720,634	$—	$—	$5,720,634

Mid Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$12,897,295	$—	$—	$12,897,295

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	55

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

Value Advantage Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks	$8,418,517	$—	$—		$8,418,517
Rights
Media	—	—	—	(b)	—	(b)
Wireless Telecommunication Services	47	—	—		47

Total Rights	47	—	—	(b)	47

Short-Term Investments
Investment Companies	193,827	—	—		193,827
Investment of cash collateral from securities loaned	154,262	—	—		154,262

Total Short-Term Investments	348,089	—	—		348,089

Total Investments in Securities	$8,766,653	$—	$—	(b)	$8,766,653

(a)	Please refer to the SOIs for specifics of portfolio holdings.
(b)	Amount rounds to less than one thousand.

B. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.

The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

The following table presents for each lending Fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of June 30, 2020 (amounts in thousands).

	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
Growth Advantage Fund	$331,253	$(331,253)	$—
Mid Cap Growth Fund	231,676	(231,676)	—
Mid Cap Value Fund	188,161	(188,161)	—
Value Advantage Fund	150,467	(150,467)	—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.

56	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.15% to 0.06%. For the year ended June 30, 2020, JPMIM waived fees associated with the Funds’ investment in the JPMorgan U.S. Government Money Market Fund as follows (amounts in thousands):

Growth Advantage Fund	$27
Mid Cap Equity Fund	8
Mid Cap Growth Fund	24
Mid Cap Value Fund	34
Value Advantage Fund	29

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).

Mid Cap Equity Fund did not have any securities out on loan at June 30, 2020.

C. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the tables below. Amounts in the tables below are in thousands.

Growth Advantage Fund

For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2020	Shares at June 30, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (a)(b)	$214,350	$3,435,887	$3,544,930	$72		$37	$105,416	105,321	$3,057		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.51% (a)(b)	157,046	2,064,501	1,919,000	(1	)*	(17)	302,529	302,408	3,039	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (a)(b)	36,180	1,350,989	1,355,679	—		—	31,490	31,490	441	*	—

Total	$407,576	$6,851,377	$6,819,609	$71		$20	$439,435		$6,537		$—

Mid Cap Equity Fund

For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2020	Shares at June 30, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (a)(b)	$97,782	$795,812	$853,004	$20		$2	$40,612	40,575	$1,079		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares (a)	69,023	198,000	267,019	1	*	(5)	—	—	489	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares (a)	15,260	256,338	271,598	—		—	—	—	141	*	—

Total	$182,065	$1,250,150	$1,391,621	$21		$(3)	$40,612		$1,709		$—

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	57

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

Mid Cap Growth Fund

For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2020	Shares at June 30, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (a)(b)	$113,766	$1,417,961	$1,480,197	$14		$16	$51,560	51,514	$1,973		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.51% (a)(b)	168,065	1,180,999	1,138,002	40	*	(14)	211,088	211,004	2,689	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (a)(b)	30,123	839,294	845,040	—		—	24,377	24,377	402	*	—

Total	$311,954	$3,438,254	$3,463,239	$54		$2	$287,025		$5,064		$—

Mid Cap Value Fund

For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2020	Shares at June 30, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (a)(b)	$715,289	$2,490,470	$3,035,774	$216		$101	$170,302	170,149	$6,799		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.51% (a)(b)	296,060	1,446,000	1,574,000	40	*	(26)	168,074	168,007	4,175	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (a)(b)	58,776	962,073	997,377	—		—	23,472	23,472	605	*	—

Total	$1,070,125	$4,898,543	$5,607,151	$256		$75	$361,848		$11,579		$—

Value Advantage Fund

For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2020	Shares at June 30, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (a)(b)	$181,870	$3,171,347	$3,159,521	$151		$(20)	$193,827	193,652	$4,895		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.51% (a)(b)	215,041	1,454,000	1,530,000	102	*	(17)	139,126	139,070	3,080	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (a)(b)	42,795	892,790	920,449	—		—	15,136	15,136	471	*	—

Total	$439,706	$5,518,137	$5,609,970	$253		$(37)	$348,089		$8,446		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2020.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

58	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, and dividend expense on securities sold short, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the year ended June 30, 2020 are as follows (amounts in thousands):

	Class A	Class C	Class I	Class L	Class R2		Class R3		Class R4		Class R5		Class R6	Total
Growth Advantage Fund
Transfer agency fees	$142	$57	$47	n/a	$1		$1		$—	(a)	$7		$55	$310
Mid Cap Equity Fund
Transfer agency fees	33	2	7	n/a	—	(a)	n/a		n/a		—	(a)	15	57
Mid Cap Growth Fund
Transfer agency fees	255	7	29	n/a	20		2		—	(a)	12		66	391
Mid Cap Value Fund
Transfer agency fees	105	7	38	$486	7		—	(a)	1		1		47	692
Value Advantage Fund
Transfer agency fees	85	41	35	36	—	(a)	1		—	(a)	—	(a)	43	241

(a)	Amount rounds to less than one thousand.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2020, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually. Distributions are declared separately for each class of each Fund. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
JPMorgan Growth Advantage Fund	$103,783	$2,926	$(106,709)
JPMorgan Mid Cap Equity Fund	248,867	(303)	(248,564)
JPMorgan Mid Cap Growth Fund	—	1,198	(1,198)
JPMorgan Value Advantage Fund	—	(4,076)	4,076

The reclassifications for the Funds relate primarily to redemptions in-kind and tax equalization.

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	59

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to Investment Advisory Agreements, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Growth Advantage Fund	0.55	%(1)
Mid Cap Equity Fund	0.65
Mid Cap Growth Fund	0.65
Mid Cap Value Fund	0.65
Value Advantage Fund	0.55	(1)

(1)	Prior to August 1, 2019, the investment advisory fee was accrued daily and paid monthly at an annual rate of 0.65% on each Fund’s respective average daily net assets.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to Administration Agreements, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. For the year ended June 30, 2020, the effective rate for Growth Advantage Fund, Mid Cap Equity Fund, Mid Cap Growth Fund, Mid Cap Value Fund and Value Advantage Fund was 0.08%, 0.08%, 0.08%, 0.07% and 0.07%, respectively, of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I, Class L, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Growth Advantage Fund	0.25%	0.75%	0.50%	0.25%
Mid Cap Equity Fund	0.25	0.75	0.50	n/a
Mid Cap Growth Fund	0.25	0.75	0.50	0.25
Mid Cap Value Fund	0.25	0.75	0.50	0.25
Value Advantage Fund	0.25	0.75	0.50	0.25

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2020, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Growth Advantage Fund	$434	$5
Mid Cap Equity Fund	114	—
Mid Cap Growth Fund	103	1
Mid Cap Value Fund	63	—	(a)
Value Advantage Fund	131	1

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except

60	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Growth Advantage Fund	0.25%	0.25%	0.25%	n/a	0.25%	0.25%	0.25%	0.10%
Mid Cap Equity Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
Mid Cap Growth Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
Mid Cap Value Fund	0.25	0.25	0.25	0.10%	0.25	0.25	0.25	0.10
Value Advantage Fund	0.25	0.25	0.25	0.10	0.25	0.25	0.25	0.10

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C		Class I	Class L	Class R2	Class R3		Class R4		Class R5		Class R6
Growth Advantage Fund	1.14%	1.64%		0.89%	n/a	1.39%	1.14%		n/a	(1)	n/a	(1)	n/a	(1)
Mid Cap Equity Fund	1.14	1.64		0.89	n/a	1.39	n/a		n/a		0.74%		0.64%
Mid Cap Growth Fund	1.24	n/a	(2)	0.93	n/a	1.49	n/a	(2)	0.99%		0.79		0.74
Mid Cap Value Fund	1.24	1.75		0.99	0.75%	1.50	1.25		1.00		0.85		0.73
Value Advantage Fund	1.14	1.64		0.89	0.75	1.39	1.14		0.89		0.74		0.64

(1)

Effective November 1, 2019, the contractual expense limitation for Class R4, Class R5 and Class R6 Shares expired. Prior to November 1, 2019, the contractual expense limitation was 0.89%, 0.74% and 0.64% for Class R4, Class R5 and Class R6 Shares, respectively.

(2)

Effective November 1, 2019, the contractual expense limitation for Class C and Class R3 Shares expired. Prior to November 1, 2019, the contractual expense limitation was 1.74% and 1.24% for Class C and Class R3 Shares, respectively.

The expense limitation agreements were in effect for the year ended June 30, 2020 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2020.

For the year ended June 30, 2020, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Growth Advantage Fund	$522	$348	$254	$1,124	$7
Mid Cap Equity Fund	1,328	886	31	2,245	—	(a)
Mid Cap Growth Fund	104	65	1,160	1,329	38
Mid Cap Value Fund	262	163	6,600	7,025	32
Value Advantage Fund	596	396	111	1,103	23

(a)	Amount rounds to less than one thousand.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	61

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

The amount of waivers resulting from investments in these money market funds for the year ended June 30, 2020 was as follows (amounts in thousands):

Growth Advantage Fund	$250
Mid Cap Equity Fund	89
Mid Cap Growth Fund	166
Mid Cap Value Fund	581
Value Advantage Fund	407

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2020, the Funds purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2020, purchases and sales of investments (excluding short-term investments and transfers in-kind) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Growth Advantage Fund	$4,274,522	$5,219,165
Mid Cap Equity Fund	962,224	927,634
Mid Cap Growth Fund	2,985,297	2,950,253
Mid Cap Value Fund	2,626,179	4,009,322
Value Advantage Fund	2,865,591	3,393,186

During the year ended June 30, 2020, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2020 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$6,399,734	$4,798,998	$68,884	$4,730,114
Mid Cap Equity Fund	1,185,039	508,588	56,440	452,148
Mid Cap Growth Fund	4,141,185	1,652,724	73,275	1,579,449
Mid Cap Value Fund	10,015,650	4,123,961	1,242,316	2,881,645
Value Advantage Fund	7,618,053	1,831,644	683,044	1,148,600

For the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals, investments in passive foreign investment companies (“PFICs”) and non-taxable dividends.

62	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

The tax character of distributions paid during the year ended June 30, 2020 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Growth Advantage Fund	$—	$835,282	$835,282
Mid Cap Equity Fund	18,575	205,540	224,115
Mid Cap Growth Fund	—	345,443	345,443
Mid Cap Value Fund	207,560	647,712	855,272
Value Advantage Fund	180,428	287,467	467,895

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended June 30, 2019 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Growth Advantage Fund	$35,076	$663,086	$698,162
Mid Cap Equity Fund	43,984	241,956	285,940
Mid Cap Growth Fund	24,869	226,941	251,810
Mid Cap Value Fund	264,620	935,839	1,200,459
Value Advantage Fund	234,470	474,480	708,950

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of June 30, 2020, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$73,501	$819,396	$4,730,114
Mid Cap Equity Fund	13,965	141,232	452,148
Mid Cap Growth Fund	31,577	504,597	1,579,449
Mid Cap Value Fund	93,059	780,462	2,881,645
Value Advantage Fund	87,294	209,615	1,148,600

For the Funds, the cumulative timing differences primarily consist of wash sale loss deferrals, investments in PFICs, non-taxable dividends, late year ordinary loss deferrals and post-October capital loss deferrals.

Late year ordinary losses incurred after December 31 as well as net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2020, the following Funds deferred to July 1, 2020 late year ordinary losses and post-October capital losses of (amounts in thousands):

	Net Capital Losses		Late Year Ordinary Loss Deferral
	Short-Term	Long-Term
Growth Advantage Fund	$—	$—	$3,489
Mid Cap Growth Fund	—	—	6,406
Value Advantage Fund	104,712	—	—

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Funds had no borrowings outstanding from another fund during the year ended June 30, 2020.

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	63

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 2, 2020.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended June 30, 2020.

The Trusts, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00%, which has increased to 1.25% pursuant to the amendment referenced below, plus the greater of the federal funds effective rate or one month London InterBank Offered Rate (“LIBOR”). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 11, 2020, this agreement has been amended and restated for a term of 364 days, unless extended, and to include the change to the interest rate charged for borrowing from the Credit Facility to 1.25%, as noted above, and an upfront fee of 0.075% of the Credit Facility to be charged and paid by all participating funds of the Credit Facility.

The Funds did not utilize the Credit Facility during the year ended June 30, 2020.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of June 30, 2020, the Funds had individual shareholder and/or omnibus accounts which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of individual shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of individual shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Growth Advantage Fund	1	12.3%	1	20.7%
Mid Cap Equity Fund	—	—	1	54.7
Mid Cap Growth Fund	—	—	1	17.0
Mid Cap Value Fund	—	—	2	34.7
Value Advantage Fund	—	—	3	36.4

As of June 30, 2020, the JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the following Funds:

JPMorgan SmartRetirement Funds
Growth Advantage Fund	19.9%
Value Advantage Fund	24.5

Significant shareholder transactions by these shareholders may impact the Funds’ performance and liquidity.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or

64	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain investments of a Fund and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Funds are subject to infectious disease epidemics/pandemics risk. Recently, the worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. The Funds’ operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

8. Redemptions in-Kind

On October 11, 2019, certain shareholders sold Class R6 Shares of Mid Cap Equity Fund. The portfolio securities were delivered primarily by means of a redemption in-kind in exchange for shares of the Fund. Cash and portfolio securities were transferred as detailed below (amounts in thousands):

	Value		Realized Gains (Losses)	Type
Mid Cap Equity Fund	$1,200,715	*	$234,072	Redemption in-kind

*	This amount includes cash of approximately $42,541,000 associated with the redemption in-kind.

9. Subsequent Event

On August 11, 2020, the contractual expense limitations for Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares of the Funds were extended until at least October 31, 2021.

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	65

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of J.P. Morgan Mutual Fund Investment Trust, J.P. Morgan Fleming Mutual Fund Group, Inc., JPMorgan Trust I and JPMorgan Trust II and Shareholders of JPMorgan Growth Advantage Fund, JPMorgan Mid Cap Equity Fund, JPMorgan Mid Cap Growth Fund, JPMorgan Mid Cap Value Fund and JPMorgan Value Advantage Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Growth Advantage Fund (constituting J.P. Morgan Mutual Fund Investment Trust), JPMorgan Mid Cap Value Fund (constituting J.P. Morgan Fleming Mutual Fund Group, Inc.), JPMorgan Mid Cap Equity Fund and JPMorgan Value Advantage Fund (two of the funds constituting JPMorgan Trust I) and JPMorgan Mid Cap Growth Fund (one of the funds constituting JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) as of June 30, 2020, the related statements of operations for the year ended June 30, 2020, the statements of changes in net assets for each of the two years in the period ended June 30, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

August 24, 2020

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

66	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Chairman since 2020; Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	126	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trusts since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	126	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of the Trusts since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	126	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, Fiduciary Solutions, State Street Global Advisors (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dennis P. Harrington* (1950); Trustee of Trusts since 2017.	Retired; Partner, Deloitte LLP (accounting firm) (serving in various roles 1984-2012).	126	None

Frankie D. Hughes (1952); Trustee of Trusts since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	126	None

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	67

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner** (1953); Trustee of Trusts since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	126	Advisory Board Member, Penso Advisors LLC (2020-present); Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors Fiduciary Solutions Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, BlueStar Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	126	None

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	126	None

Marilyn McCoy (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	126	None

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (serving in various roles 1981-2006).	126	Director, Sun Life Financial (SLF) (financial services and insurance) (2007-2013).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	126	Trustee and Vice Chair, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014).

Marian U. Pardo*** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	126	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

68	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Boards of Trustees serve currently includes ten registered investment companies (126 funds).

*

Two family members of Mr. Harrington are partner and managing director, respectively, of the Funds’ independent registered public accounting firm. Such firm has represented to the Boards that those family members are not involved in the audit of the Funds’ financial statements and do not provide other services to the Funds. The Boards have concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	69

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (from 2014 to present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (from 1999 to 2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016.

Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary since 2010)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010 to February 2014.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Keri E. Riemer (1976), Assistant Secretary (2019)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2019; Counsel, Seward & Kissel LLP (law firm) (2016-2019); Associate, Seward & Kissel LLP (2011-2016).

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014.

Aleksandr Fleytekh (1972), Assistant Treasurer (2019)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2012.

Shannon Gaines (1977), Assistant Treasurer (2018)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Executive Director, J.P. Morgan Investment Management, Inc. since February 2020, formerly Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) from August 2006 to January 2020.

Gillian I. Sands (1969), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

70	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2020, and continued to hold your shares at the end of the reporting period, June 30, 2020.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Growth Advantage Fund
Class A
Actual	$1,000.00	$1,159.20	$6.12	1.14%
Hypothetical	1,000.00	1,019.19	5.72	1.14
Class C
Actual	1,000.00	1,156.00	8.79	1.64
Hypothetical	1,000.00	1,016.71	8.22	1.64
Class I
Actual	1,000.00	1,160.20	4.78	0.89
Hypothetical	1,000.00	1,020.44	4.47	0.89
Class R2
Actual	1,000.00	1,157.60	7.46	1.39
Hypothetical	1,000.00	1,017.95	6.97	1.39
Class R3
Actual	1,000.00	1,158.60	6.12	1.14
Hypothetical	1,000.00	1,019.19	5.72	1.14
Class R4
Actual	1,000.00	1,160.20	4.78	0.89
Hypothetical	1,000.00	1,020.44	4.47	0.89
Class R5
Actual	1,000.00	1,160.80	4.03	0.75
Hypothetical	1,000.00	1,021.13	3.77	0.75
Class R6
Actual	1,000.00	1,161.70	3.44	0.64
Hypothetical	1,000.00	1,021.68	3.22	0.64

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	71

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Mid Cap Equity Fund
Class A
Actual	$1,000.00	$952.40	$5.53	1.14%
Hypothetical	1,000.00	1,019.19	5.72	1.14
Class C
Actual	1,000.00	949.90	7.95	1.64
Hypothetical	1,000.00	1,016.71	8.22	1.64
Class I
Actual	1,000.00	953.40	4.32	0.89
Hypothetical	1,000.00	1,020.44	4.47	0.89
Class R2
Actual	1,000.00	951.30	6.74	1.39
Hypothetical	1,000.00	1,017.95	6.97	1.39
Class R5
Actual	1,000.00	954.20	3.60	0.74
Hypothetical	1,000.00	1,021.18	3.72	0.74
Class R6
Actual	1,000.00	954.80	3.11	0.64
Hypothetical	1,000.00	1,021.68	3.22	0.64

JPMorgan Mid Cap Growth Fund
Class A
Actual	1,000.00	1,116.10	6.52	1.24
Hypothetical	1,000.00	1,018.70	6.22	1.24
Class C
Actual	1,000.00	1,113.20	9.14	1.74
Hypothetical	1,000.00	1,016.21	8.72	1.74
Class I
Actual	1,000.00	1,118.00	4.90	0.93
Hypothetical	1,000.00	1,020.24	4.67	0.93
Class R2
Actual	1,000.00	1,114.80	7.83	1.49
Hypothetical	1,000.00	1,017.45	7.47	1.49
Class R3
Actual	1,000.00	1,116.00	6.52	1.24
Hypothetical	1,000.00	1,018.70	6.22	1.24
Class R4
Actual	1,000.00	1,117.80	5.21	0.99
Hypothetical	1,000.00	1,019.94	4.97	0.99
Class R5
Actual	1,000.00	1,118.50	4.16	0.79
Hypothetical	1,000.00	1,020.93	3.97	0.79
Class R6
Actual	1,000.00	1,118.80	3.90	0.74
Hypothetical	1,000.00	1,021.18	3.72	0.74

JPMorgan Mid Cap Value Fund
Class A
Actual	1,000.00	803.70	5.52	1.23
Hypothetical	1,000.00	1,018.75	6.17	1.23
Class C
Actual	1,000.00	801.60	7.75	1.73
Hypothetical	1,000.00	1,016.26	8.67	1.73
Class I
Actual	1,000.00	804.40	4.40	0.98
Hypothetical	1,000.00	1,019.99	4.92	0.98

72	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Mid Cap Value Fund (continued)
Class L
Actual	$1,000.00	$805.60	$3.37	0.75%
Hypothetical	1,000.00	1,021.13	3.77	0.75
Class R2
Actual	1,000.00	802.50	6.68	1.49
Hypothetical	1,000.00	1,017.45	7.47	1.49
Class R3
Actual	1,000.00	803.70	5.52	1.23
Hypothetical	1,000.00	1,018.75	6.17	1.23
Class R4
Actual	1,000.00	804.40	4.40	0.98
Hypothetical	1,000.00	1,019.99	4.92	0.98
Class R5
Actual	1,000.00	805.10	3.73	0.83
Hypothetical	1,000.00	1,020.74	4.17	0.83
Class R6
Actual	1,000.00	805.50	3.28	0.73
Hypothetical	1,000.00	1,021.23	3.67	0.73

JPMorgan Value Advantage Fund
Class A
Actual	1,000.00	795.10	5.09	1.14
Hypothetical	1,000.00	1,019.19	5.72	1.14
Class C
Actual	1,000.00	793.00	7.31	1.64
Hypothetical	1,000.00	1,016.71	8.22	1.64
Class I
Actual	1,000.00	796.10	3.93	0.88
Hypothetical	1,000.00	1,020.49	4.42	0.88
Class L
Actual	1,000.00	796.60	3.26	0.73
Hypothetical	1,000.00	1,021.23	3.67	0.73
Class R2
Actual	1,000.00	794.10	6.20	1.39
Hypothetical	1,000.00	1,017.95	6.97	1.39
Class R3
Actual	1,000.00	795.30	5.09	1.14
Hypothetical	1,000.00	1,019.19	5.72	1.14
Class R4
Actual	1,000.00	795.90	3.93	0.88
Hypothetical	1,000.00	1,020.49	4.42	0.88
Class R5
Actual	1,000.00	796.50	3.26	0.73
Hypothetical	1,000.00	1,021.23	3.67	0.73
Class R6
Actual	1,000.00	796.90	2.81	0.63
Hypothetical	1,000.00	1,021.73	3.17	0.63

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	73

LIQUIDITY RISK MANAGEMENT PROGRAM

(Unaudited)

Each of the Funds has adopted the J.P. Morgan Funds Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the 1940 Act (the “Liquidity Rule”). The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Among other things, the Liquidity Rule requires that a written report be provided to the Boards of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquidity Investment Minimum (“HLIM”) established for a Fund and any material changes to the Program.

The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). On February 11, 2020, the Board of Trustees reviewed the Program Administrator’s initial written report (the “Report”) concerning the operation of the Program for the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a Fund’s HLIM. There were no material changes to the Program during the Program Reporting Period.

The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying each of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) whether a Fund invested primarily in “Highly Liquid Investments” (as defined under the Liquidity Rule), whether an HLIM should be established for a Fund (and, for Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether a Fund has invested below its HLIM) and the procedures for monitoring for this limit; (4) whether a Fund invested more than 15% of its assets in “Illiquid Investments” (as defined under the Liquidity Rule) and the procedures for monitoring for this limit; and (5) specific liquidity events arising during the Program Reporting Period, including the impact on Fund liquidity caused by extended non-U.S. market closures.

Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to each Fund during the Program Reporting Period.

74	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2020. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2020. The information necessary to complete your income tax returns for the calendar year ending December 31, 2020 will be provided under separate cover.

Dividends Received Deduction (DRD)

Each Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended June 30, 2020:

Dividends Received Deduction
JPMorgan Mid Cap Equity Fund	100.00%
JPMorgan Mid Cap Value Fund	100.00
JPMorgan Value Advantage Fund	100.00

Long-Term Capital Gain

Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2020 (amounts in thousands):

Long-Term Capital Gain Distribution
JPMorgan Growth Advantage Fund	$933,356
JPMorgan Mid Cap Equity Fund	223,957
JPMorgan Mid Cap Growth Fund	345,443
JPMorgan Mid Cap Value Fund	647,712
JPMorgan Value Advantage Fund	287,467

Qualified Dividend Income (QDI)

Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2020 (amounts in thousands):

Qualified Dividend Income
JPMorgan Mid Cap Equity Fund	$18,575
JPMorgan Mid Cap Value Fund	207,560
JPMorgan Value Advantage Fund	180,428

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	75

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2020. All rights reserved. June 2020.	AN-MC-620

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is Dennis P. Harrington. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES
2020 – $35,209
2019 – $34,799

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES
2020 – $5,940
2019 – $5,940

Audit-related fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES
2020 – $11,864
2019 – $11,380

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended June 30, 2020 and 2019, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES
2020 – Not applicable
2019 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2020 – 0.0% 2019 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable – Less than 50%.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2019 – $24.7 million 2018 – $30.2 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

J.P. Morgan Fleming Mutual Fund Group, Inc.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
August 31, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
August 31, 2020

By:	/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer
August 31, 2020